Value Investing in
                          Small Companies for 25 Years

                                      THE
                                     ROYCE
                                     FUNDS

                            PENNSYLVANIA MUTUAL FUND
                                     PMF II
                             ROYCE GIFTSHARES FUND

                            1998 Semi-Annual Report

                               www.roycefunds.com

THE ROYCE FUNDS ROAD MAP
-------------------------------------------------------------------------------

                            TWO PORTFOLIO STRATEGIES

                              [Blue bar] Small-Cap
                             [Yellow bar] Micro-Cap

For 25 years, Royce & Associates has utilized a disciplined value approach to select small and micro-cap companies. Our strategies focus on capitalization (small or micro-cap) and portfolio construction (concentrated or diversified) considerations.

-------------------------------------------------------------------------------
CORE FUNDS

The small-cap universe (companies with market caps       [Blue bar]
between $300 million and $1 billion) is no longer        ROYCE PREMIER
small, unknown or under-owned; therefore, we believe     Small-Cap Orientation
that this greater level of efficiency requires           Concentrated Portfolio
greater portfolio concentration.

The micro-cap universe (companies with market caps       [Yellow bar]
between $5 million and $300 million) provides more       ROYCE MICRO-CAP
choices (approximately 6,400 companies), yet greater     Micro-Cap Orientation
trading difficulties; therefore, we believe that broad   Diversified Portfolio
diversification is required given the liquidity
constraints of this sector.

-------------------------------------------------------------------------------
COMBINED FUNDS

These portfolios combine our two core strategies and     [Blue bar]
represent our flagship approach. Two of our combined     [Yellow bar]
portfolios, Pennsylvania Mutual and PMF II, are designed PENNSYLVANIA MUTUAL
for both individuals and institutions, while Royce       Diversified Small and
GiftShares offers one of the few gifting and estate-     Micro-Cap Portfolio
planning portfolios.
                                                         [Blue bar]
                                                         [Yellow bar]
                                                         PMF II
                                                         Diversified Small and
                                                         Micro-Cap Portfolio

                                                         [Blue bar]
                                                         [Yellow bar]
                                                         ROYCE GIFTSHARES
                                                         Concentrated Small and
                                                         Micro-Cap Portfolio

-------------------------------------------------------------------------------
THEME FUNDS    [Blue bar]
               [Yellow bar]

Theme funds contain stocks primarily found in the        ROYCE TOTAL RETURN
core portfolios that have special attributes. One        Dividend-Paying Securities
has low-volatility characteristics (dividends), one
has the potential for higher returns and volatility      ROYCE LOW-PRICED
(low-priced stocks) and one takes specific sector        Stocks Priced Below $15
(financial services) risk. Performance and volatility
may be substantially different for each of these         ROYCE FINANCIAL SERVICES
portfolios.                                              Financial Services
                                                         Companies

                                                                 THE ROYCE FUNDS
-------------------------------------------------------------------------------

SEMI-ANNUAL REPORT REFERENCE GUIDE
-------------------------------------------------------------------------------

"Curiouser and Curiouser": The Equity Markets.                                2
-------------------------------------------------------------------------------
Investing "Through the Looking Glass":                                        5
Finding Value in an Overvalued Market.
-------------------------------------------------------------------------------
Pennsylvania Mutual Fund marked its 25th anniversary                         12
under our management on June 30, 1998. The Fund has
provided positive returns in 21 out of the last 24 calendar years.
-------------------------------------------------------------------------------
PMF II, under the portfolio management of Buzz Zaino                         14
since April 1, 1998, outperformed its benchmark index,
the small-cap oriented Russell 2000, for the first six months and the one-year period ended June 30, 1998.
-------------------------------------------------------------------------------
Royce GiftShares Fund, our special-purpose gifting and                       16
estate-planning fund, was up 13.2% in the first half.
The Fund has provided an average annual total return of
26.2% since inception (12/27/95) through June 30, 1998.
-------------------------------------------------------------------------------
Updates and Notes: Our New and Improved Website (www.roycefunds.com).        18
-------------------------------------------------------------------------------
Schedules of Investments and Other Financial Statements.                     19
-------------------------------------------------------------------------------
Postscript: Hang Time.                                        Inside Back Cover
-------------------------------------------------------------------------------

[Pull Quote]

For 25 years, our value approach has focused on evaluating a company's private worth--what we believe an enterprise would sell for in a private transaction between rational and well-informed parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we will pay for a security must be significantly lower than our appraisal of its private worth.

[End Pull Quote]

[graphic: looking through magnifying glass at The Royce Funds listing in newspaper]

AVERAGE ANNUAL TOTAL RETURNS Through June 30, 1998

                                          YEAR-TO-DATE                SINCE
FUND (INCEPTION)                             1998*       1-YEAR     INCEPTION
-------------------------------------------------------------------------------
Pennsylvania Mutual Fund (6/30/73)+           8.8%         20.3%       16.6%
-------------------------------------------------------------------------------
PMF II (11/19/96)                             7.6          17.7        21.5
-------------------------------------------------------------------------------
Royce GiftShares Fund (12/27/95)             13.2          27.1        26.2
-------------------------------------------------------------------------------

* Not annualized.         + Investment Class.

[sidebar]

[photo: Charles M. Royce]
Charles M. Royce, President

Many people argue that as long as the U.S. economy remains as robust as it has been, the stock market should continue to rise. We believe, however, that the factors that drive the stock market are very complex, and the notion that a strong economy guarantees a strong market greatly oversimplifies the issue. Markets will fluctuate.

[end sidebar]

LETTER TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

[cartoon graphic: Alice in Wonderland with Queen of Hearts, Mad Hatter and Rabbit looking at chart of S&P 500 returns (Drawn in the style of Tenniel)]

Drawing by Hank Blaustein; -C- 1998


"CURIOUSER AND CURIOUSER"

Alice's wide-eyed response to Wonderland reflects our own take on the current equity markets. Returns continued their ascent as all major stock market indices reached record highs during 1998's first six months. Like the bully at the playground, the "biggest" companies enjoyed the biggest rewards. The large-cap indices -- S&P 500 and Dow Jones Industrial Average ("DJIA") -- along with the technology driven Nasdaq Composite, each posted six-month results well in excess of their average historic 12-month returns. We expect that most investors never imagined investing would be so easy. As Berkshire Hathaway Vice Chairman Charlie Munger once quipped, "If successful investing required merely extrapolating history (and especially recent market returns), the Forbes 400 would consist entirely of librarians."

     Even more curious are the level and convergence of long and short-term returns. We looked at quarter-end return periods for the S&P 500 over the last 52 years. We found that the time-weighted composite of one, three, five, 10, 15 and 20-year results ended June 30, 1998 was surpassed only by 1998's first quarter-ending results. While the short-term returns were exceptional, the long-term results were even more surprising. We could not help looking at the median and worst performance periods, as well. Two of the bottom three performance periods ended shortly after we began to manage Pennsylvania Mutual Fund 25 years ago. We are all Alices living in Wonderland now.

2 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

     For the first six months of 1998, the S&P 500 and DJIA were up 17.7% and 14.2%, respectively, while the Nasdaq Composite was up an even more amazing 20.7%. While it would be easy to declare, as Alice's Dodo did, "Everybody has won, and all must have prizes," further investigation of first-half results reveals a telling insight. According to statistics published by FactSet Data, the S&P 500's 50 largest companies rose nearly 26% in the first half, while the other 450 gained just 9.5%. Investors' preferences for the biggest and most well-known companies stem from concerns about a potential economic slowdown, global economic unrest and liquidity (the ability to easily buy and sell securities). We find this ironic in that we believe that many of the companies most likely to be affected by global problems are precisely the ones whose share prices are rising the fastest.

     Small-cap relative returns were affected by both the sector's significantly higher level of volatility and by the substantial strength of the large-cap market. For 1998's first half, the Russell 2000 was up an uninspiring 4.9%. As good as the first quarter was for the index (+10.0%), it was not able to sustain the pace, dropping 4.7% in the second quarter. As small-cap managers, we are frequently asked, "if relative valuations and earnings growth for your sector are better than for large-caps, when will small-cap stock prices reflect this?" We do not know.

ROLLING RETURN OF THE S&P 500 over 1,3,5,10, 15 AND 20-YEAR PERIODS
Ranked by Time-Weighted Score for 210 Periods Ended 3/31/46 Through 6/30/98

                                                                           Composite
 Quarter   1-Year    3-Year    5-Year   10-Year   15-Year    20-Year    Return     Rank
---------------------------------------------------------------------------------------
  Mar-98   48.0%    32.8%     22.4%     19.9%     17.8%      17.7%     20.1%        1
---------------------------------------------------------------------------------------
  Jun-98   30.0     30.2      23.1      18.6      17.2       17.4      19.1         2
---------------------------------------------------------------------------------------
  Dec-97   33.3     31.1      20.2      18.0      17.5       16.6      18.6         3
---------------------------------------------------------------------------------------
  Mar-67    4.7      7.9      10.2      11.1      13.3       14.3      12.5       104
---------------------------------------------------------------------------------------
  Dec-86   18.6     18.4      19.8      13.8      10.8       10.2      12.5       105
---------------------------------------------------------------------------------------
  Dec-90   -3.1     14.1      13.1      13.9      13.9       11.1      12.5       106
---------------------------------------------------------------------------------------
  Jun-49   -9.5     -3.0       7.1       8.6       8.1        2.3       5.0       208
---------------------------------------------------------------------------------------
  Dec-74  -26.3     -9.2      -2.4       1.2       4.3        6.9       2.7       209
---------------------------------------------------------------------------------------
  Sep-74  -38.8    -10.6      -4.2       0.5       4.1        7.0       2.1       210
---------------------------------------------------------------------------------------

Note: Composite return percentages were derived by time-weighting the returns of each of the performance periods allotted by proportion of overall time period vs. each period (e.g., the total of 1, 3, 5, 10, 15 and 20 is 54. The return for the 20-year period is weighted 37% {20 (divided by) 54}).


"WHICH WAY? WHICH WAY?"

Alice's question about which direction to follow upon arriving in Wonderland aptly reflects investor sentiment regarding recent small-cap underperformance. First the good news. Since the trough in October 1990, small-cap stocks, as measured by the Russell 2000, have provided a 21.4% average annual total return. And now the bad news. Since the May 1996 peak, the Russell 2000 has generated a 12.7% average annual total return. What's so bad about a 12.7% average annual total return? Nothing, until you compare it to the large-cap S&P 500, which over the same period compounded at a 29.9% average annual rate. Contributing to this substantial performance disparity were more frequent and severe declines within the small-cap sector. In fact, since the May 1996 small-cap peak, the Russell 2000 has undergone three separate 10%+ declines, while the S&P 500 has endured only one. As we have suggested in past letters, higher volatility generally precedes lower returns and, in our opinion,

                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 3

[sidebar]

We think that the market has recently benefited from the economic misfortune of other countries, such as Japan, and a superbly profitable moment in the U.S. economy accompanied by a significant decline in interest rates. None of these features are permanent and none are likely to continue to have the same enormously positive impact.

[end sidebar]

provides an edge for value. Performance results for the "growth" and "value" segments of the Russell 2000 bore this out. From the May 22, 1996 peak through June 30, 1998, the Russell 2000 Value Index was up 51.5% versus a gain of only 9.6% for the Russell 2000 Growth Index.

                         SMALL CAP: REVERSAL OF FORTUNE

                    Total Returns of Russell 2000 vs. S&P 500
                 From Small-Cap Trough in 1990 and Peak in 1996
--------------------------------------------------------------------------------
                          10/31/90-              5/31/96-
                          5/31/96                6/30/98
--------------------------------------------------------------------------------
Russell 2000              233.9%                 29.9%
S&P 500                   158.7%                 75.8%

                            CAUSE: MORE FREQUENT AND
                                 SEVERE DECLINES

[bar chart]

S&P 500        10/7/97 -      -10.8%
               10/27/97


Russell 2000   5/22/96 -      -15.5%
               7/24/96

               10/13/97 -     -11.5%
               1/12/98

               4/21/98 -      -11.6%
               6/15/98

Since the small-cap peak in May '96, small-caps have undergone three separate 10%+ declines, while the S&P 500 has had only one.

[end bar chart]

     We believe that small-cap's higher level of volatility may have implications for large-cap stocks as well -- though many investors tend to look at this the other way around and insist that large-caps lead small-caps. To us, however, the small-cap world is more indicative of the "average" stock, so that at some point, large-cap stocks will take their cues from small-cap's higher volatility and overall performance. A period of high returns (similar to recent market experience) -- when accompanied by continued performance divergence -- often precedes a substantial market correction. We believe that this may occur in the months ahead.

[cartoon graphic: school of small fish chasing large fish with caption "The next cycle?"]

REASONABLE INVESTORS IN UNREASONABLE TIMES

As we sit back and assess our own six-month results, we are reminded of a simple, yet important, premise -- while we can control our investment process, we cannot control our relative investment results, especially over the short term. We believe that a well-planned and consistently applied approach will result in attractive long-term returns, even when compared to appropriate indices and peers. In the short term, however, anything can happen, and usually does. Thus, when we report our semi-

[pull quote]

By not focusing on what we
can't control, our relative results,
we are able to focus on what is
important -- understanding risk
and reward while maintaining
a long-term perspective.

[end pull quote]

4 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 annual performance results, we try to temper our enthusiasm when things have gone well and to keep our chins up when they have not. By not focusing on what we can't control, our relative results, we are able to focus on what is important -- understanding risk and reward while maintaining a long-term perspective.

     Our investment approach provided a short-term advantage in this period of higher volatility for small-cap stocks. For 1998's first six months, our results, while reflecting the small-cap and micro-cap universe in which we invest, were better than that of our small-cap benchmark index, the Russell 2000. The same performance relationship also has held true since the May 1996 small-cap peak. For a complete review and discussion of our results and our risk profiles, please see pages 12-17.

                           RECENT PERFORMANCE RESULTS

                                   Year-to-date               5/22/96 -
                                   1998                       6/30/98
-----------------------------------------------------------------------
Pennsylvania Mutual Fund            8.8%                        42.7%
PMF II                              7.6                         N/A
Royce GiftShares Fund              13.2                         56.3
Russell 2000                        4.9                         28.7

THROUGH THE LOOKING GLASS:
FINDING VALUE IN AN OVERVALUED MARKET

Traditional measures of market value in large-cap stocks, such as price/earnings, price/book and price/dividends ratios, are at their highest levels in history. This suggests that we may be approaching fully valued territory for equity markets overall. We are inclined to agree, and on one level view the seemingly endless ascent of the market with great concern. On the other hand, our business buyer's perspective points us in a different direction, namely that we work in a market of stocks, not a stock market. Successful investors have always emphasized the importance of a long-term view, one that centers on understanding the nature of a company's business. It is an idea that we have utilized throughout our 25 years of investing, one that we think enables us to find value in an overvalued market, in spite of this apparent paradox.

     Overvaluation relates directly to expectations. Many investors are chasing performance, particularly in large-cap stocks. The current investment standard is to continue investing in what has worked, not what will work. This is akin to driving while using only the rear-view mirror. Our practice has always been to mine low-expectation areas. Currently, we are finding opportunities, especially in the micro-cap sector. Micro-caps represent the largest domestic equity market in terms of names and often show little correlation with the large-cap market. We believe that this sector of the market, which may be higher in risk than the large-cap market, represents undervalued opportunity, especially in light of the high expectations and short attention spans of investors in other areas.

     "What do you mean by that," said Alice's Caterpillar sternly. "Explain yourself!" By way of explanation, consider the vast size in our stock-selection universe -- close to 8,000 public companies currently have market capitalizations of less than $1 billion.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 5

[sidebar]

A question we often hear is "why aren't small-caps doing better if the valuations are so attractive?" It is worth remembering that valuations may have nothing to do with performance in the short run. Very often performance comes well after attractive valuations are present. Patience is critical.

[end sidebar]

The size and diversity of the small-cap and micro-cap sectors allow for any number of companies to escape the attention of both individual and institutional investors. Even in a world where information travels across the globe in seconds, interpretations remain imperfect, due in part to the sheer volume of data and in part to more human factors. We are still finding well-managed, financially sound companies that are either unnoticed by, or out of favor with, the larger investment community. So while equal access to information exists, you must know where to look and what to do with what you find.

     Working in this fashion means that we still believe in market cycles and in the importance of attempting to reduce risk. Of course, there are those dissenting voices who insist that we have entered a "new era" of investing where concepts such as "market cycle," "risk" and "negative return" are the quaint relics of a distant past. These people insist that markets now move sequentially, not cyclically, and offer a wildly optimistic view of the market's future. We must take issue with this argument. What value investing pioneer Professor David Dodd said many years ago has seldom been more true than it is today: "There are no new eras, only new errors."

[pull quote]

What value investing pioneer Professor
David Dodd said many years ago has
seldom been more true than it is today:
"There are no new eras, only new
errors."

[end pull quote]

"THE TIME HAS COME, THE WALRUS SAID, TO TALK OF MANY THINGS"

Having enjoyed his first visit so much that he could not manage to stay away for long, our investment advisor friend recently returned to midtown Manhattan for a long weekend getaway that included fireworks, a poetry slam, an outdoor swing concert at Lincoln Center and a stop at our office. The intrepid advisor arrived with an array of questions. As Alice reminds us, "What is the use of a book without pictures or conversations?"

     When you are looking at a given company, how do the portfolio managers and analysts interact?

     We have substantial interaction between our six analysts and our four portfolio managers. Our analysts are involved in every step of the stock selection process. When we are interested in a company, we run a very systematic "fire drill" on the company's basics. We examine the balance sheet and income statement history, cash flows, and comments from management to quickly assemble a snapshot of the company. We insist on having multiple sets of eyes viewing every company.

6 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

After the "fire drill," what is the next step?

Quantitative information, now available to everybody instantly, is a commodity today. This access is no longer an edge in and of itself. The next step is dealing with non-quantitative research activity. When we first look at a given company, one or two analysts work with a portfolio manager. Once we have decided to follow through on an idea and begin the strategic analysis process, we test our idea using the Socratic method. We ask ourselves questions that force us to delve deeply. This format is critical because it brings together all of the information we have gathered and opens our eyes to the kinds of risks we are considering.

[pull quote]

This format is critical because
it brings together all of the
information we have gathered
and opens our eyes to the kinds
of risks we are considering.

[end pull quote]

Do portfolio managers do any of their own research or is that left to the analysts?

Everybody takes an active part in the research process, including both grunt work and strategic analysis. We all wade through financial statements. We meet with management. We speak to the company's customers, suppliers and competitors. The kind of research we do is labor-intensive and time-consuming.

How do you track a company once you own it?

We stay in touch with management, we continue to carefully examine the financial statements when they are published on a quarterly basis and we look for developments both within the company and in the economy as a whole that may affect the company's or its sector's business. Contrary to what people think, companies do not change very much on a quarter-to-quarter basis. Prices, on the other hand, change constantly, and we watch them every day.

Are there any advantages you have as an institutional trader that an individual investor does not enjoy?

We deal with over 100 broker-dealers, which certainly gives us an advantage. Today's electronic trading systems are a great help. We also attempt to trade within the spreads, between the bid and ask, in a way that would be difficult for an individual.

[pull quote]

Contrary to what people think,
companies do not change very
much on a quarter-to-quarter
basis. Prices, on the other hand,
change constantly, and we watch
them every day.

[end pull quote]

                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 7

[sidebar]

We think of value investing as planting before the harvest. As confident as we may feel, we cannot predict when, or even if, harvest time will come.

[end sidebar]

What is the time frame between discovering a company and buying its stock?

It can take hours, days or even months, depending on the situation. The initial purchase in which we take a small position in a stock is often done quickly and follows the "fire drill" process. These small positions then "incubate" while we move through a longer, more complicated strategic analysis that may entail weeks, or months, of research. It takes a long time for us to gain a high enough level of confidence to want to build our position in a stock. We generally set a price that we are willing to pay, and it often requires a lot of patience and discipline to wait for a stock to arrive at that price. We are looking for companies trading at discounts of about 50% to our estimate of their value as a business. It can be frustrating when, during the course of our research, these attractive discounts disappear, but in order to keep an eye on risk, we cannot afford a rush to judgment.

SAVING HUMPTY DUMPTY: THE RIGHT BALANCE

Unlike Alice, who followed the Rabbit down the hole "never once considering how in the world she was to get out again," we view risk management as critical. Historically, we have focused on five categories of risk as we analyze a company: financial, business strategy, valuation, market and portfolio. Of these, financial risk is probably the most important. Small companies, by virtue of their size, are generally more fragile than large companies, which makes strong financial condition a paramount concern for us.

How do we specifically attempt to reduce the financial risk inherent in investing in equities? One of the most important steps involves the careful scrutiny of the balance sheet. It gives us an x-ray of a company's financial infrastructure and allows us to check its overall health and well being. The process entails a number of subjective measures in addition to more objective, quantifiable ones. It is not simply the numbers that tell the story, but one's interpretation of their significance. This evaluation is an art. Renaissance portrait painters sought to convey the essence and personality of their subjects so that the viewer would see the whole person, not just the face and figure. A careful reading of a balance sheet should yield similar results.

[graphic: pages from a financial report]
Presented only for illustration.


8 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

     Rather than concentrate on traditional ratios such as debt and working capital, we look at leverage globally: how much equity supports total assets? We measure leverage by looking at the ratio of assets to stockholders' equity. (Our bias is toward lower-leveraged companies; typically, in our portfolios, the average ratio is less than two to one.) Using this method allows us to monitor changes in all liabilities, not only changes in debt. Items that can have an adverse affect on a company, such as short-term debt and payables, will give us clues as to the direction of overall leverage. This paints a more complete picture than simple debt analysis.

[pull quote]

There is a big difference between a
good balance sheet that is the result
of stock offerings and one that is
the result of doing business the old-
fashioned way -- through earnings.

[end pull quote]

     A conservatively capitalized company can better weather storms because it has the necessary financial reserves. A company with too much debt, on the other hand, runs a greater risk that stormy weather will turn into a hurricane. In essence, we seek companies that we believe possess a substantial "margin of safety" that these reserves can provide. In the spirit of "the best offense is a good defense," we also view financially strong companies as well positioned to grow. All reserves are not created equal. We target companies that have grown their book value through retained earnings, rather than paid in capital; they have demonstrated their ability to grow from their own success as a business.

     At this point, one may well ask, "But don't all portfolio managers read balance sheets?" Many do, but depending on their investment style or their experience, they may be more focused on the income statement. Our obsession takes us into the arcane world of bad debt reserves, inventory policy, warranty liabilities, pending litigation, pension obligations, pollution and product liabilities, etc. All of these factors may have a bearing on a company's -- and by extension a Fund's -- exposure to risk. We look for changes from period to period that can tell us about a company's direction. If we like the balance sheet, we want to know how it got there. There is a big difference between a good balance sheet that is the result of stock offerings and one that is the result of doing business the old-fashioned way -- through earnings.

     The process of balance sheet analysis can be long, is seldom exciting and certainly never glamorous. It is critical, however, in our search to find the kind of healthy small-cap companies that have been our mainstay for 25 years.

[pull quote]

In essence, we seek companies that
we believe possess a substantial
"margin of safety" that these
reserves can provide.

[end pull quote]


                                     THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 9

[sidebar]

In our investment approach, we strongly believe in the importance of using volatility to our advantage. Volatility can drive prices to considerable lows just as easily as it can push them to unreasonable highs. This creates potential opportunities for us.

[end sidebar]

AND NOW THE TALE IS DONE, AND HOME WE STEER, A
MERRY CREW, BENEATH THE SETTING SUN

As we look to 1998's second half, we are encouraged about the relative prospects for both our investment universe and investment style.

     Relative valuations, as reflected by average P/E ratios and earnings growth prospects, should favor the small-cap sector. In addition, significant divergence between large-cap and small-cap performance has historically not been sustained over long periods (the Russell 2000 just concluded its second worst two-year relative performance period vis-a-vis the S&P 500 based on quarterly trailing returns). The worst two-year period, which ended in the fourth quarter of 1990 (and preceded small-cap's reemergence in 1991-1993), was accompanied by a general market correction, similar to what we believe is happening now. It is our belief that this performance divergence has negative implications for the market as a whole.

     A higher level of volatility, present since the small-cap peak in May 1996, in our opinion favors a value style of investing. The current level of interest rates should also benefit value, at least in a relative sense. Growth managers, who seek the expansion of price multiples, rely heavily on falling interest rates to drive their investment process. (P/E multiples and interest rates act inversely to each other, i.e., as interest rates decline, P/E multiples tend to expand.) Therefore, a more neutral interest rate environment should put value on an equal footing. The momentum investing crowd also remains very involved in small-cap (Internet stocks and cutting edge technology, in particular), which only increases the sector's vulnerability and volatility.

[cartoon graphic: portfolio managers in a "police line-up" with caption "Guilty as Charged: Attempting to manage risk."]

10 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

[photo: Jack Fockler, Whitney George, Chuck Royce, Charlie Dreifus, Buzz Zaino]

(l-r) Jack Fockler, Whitney George, Chuck Royce, Charlie Dreifus, Buzz Zaino

     We remain committed to the same principles that have served us well over the last 25 years. We believe that our focus on managing risk within the more volatile small-cap and micro-cap sectors is especially appropriate at this juncture in the market. We appreciate your continued support of our work and welcome your questions and comments. Happy summer days.

Sincerely,

/s/ Charles M. Royce       /s/ W. Whitney George        /s/ Jack E. Fockler, Jr.
    Charles M. Royce           W. Whitney George            Jack E. Fockler, Jr.
      President                  Vice President               Vice President

July 20, 1998

PS We wanted to take this opportunity to introduce you to the two newest members of our Senior Staff, Charlie Dreifus and Buzz Zaino.

Charlie, who joined the firm on February 1, 1998, was formerly with Lazard Freres, where he was the Portfolio Manager for the Lazard Special Equity Fund. He brings 29 years of experience to Royce & Associates, 18 of them as a small-cap and micro-cap value portfolio manager. Charlie, who will be involved in our research efforts, began managing a new portfolio, Royce Special Equity Fund, on May 1, 1998.

Buzz comes to us from Trust Company of the West where he was Group Managing Director in charge of the company's small-cap value offerings. He has 30 years of investment management experience, including 21 years as a small-cap value portfolio manager. Buzz became the portfolio manager of PMF II on April 1, 1998.

We are very excited to have such seasoned professionals working with us.

PPS This report's excursion into Wonderland was inspired by the extraordinary market activity of the past few years, which to our eyes resembles the surreal surroundings brought to life in Lewis Carroll's two classics, Alice's Adventures in Wonderland and Through the Looking Glass. For those of you made "curiouser and curiouser" by our "Saving Humpty Dumpty: The Right Balance" heading, the title refers to the need to keep Humpty Dumpty "balanced" on the wall to prevent his great fall.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 11

[sidebar]

WHAT WE DO

Pennsylvania Mutual Fund ("PMF"), our flagship fund, seeks long-term capital appreciation by investing primarily in small and micro-cap securities using a value approach.

HOW WE DID

Pennsylvania Mutual Fund finished the first half up 8.8%, well ahead of its benchmark index, the small-cap oriented Russell 2000, which was up 4.9%. PMF's best-performing sectors for this period were financial and consumer stocks. The Fund also outperformed the Russell 2000 for the one-year period ended June 30, 1998, up 20.3% versus 16.4% for the index, and since the May 1996 small-cap peak. PMF has provided positive returns in 21 out of the last 24 calendar years. The Fund's average annual total return since inception through June 30, 1998 was 16.6%.

PMF, whose total net assets as of June 30, 1998 were $666 million, is one of the oldest small-cap funds available. The Fund also enjoys the distinction of being one of Morningstar's lowest risk small-cap funds as measured by the Morningstar risk ratio for the three-year period ended 6/30/98. We remain excited about the long-term prospects for our flagship fund.

We are happy to report that June 30, 1998 marked our 25th anniversary as the Fund's manager. This event was commemorated in a recent article in Mutual Funds magazine entitled "25 Years of Lessons."

[end sidebar]

PENNSYLVANIA MUTUAL FUND+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (Through 6/30/98)
--------------------------------------------------------------------------------

    Year-to-date                                                           8.8%
--------------------------------------------------------------------------------
    1-Year                                                                20.3
--------------------------------------------------------------------------------
    3-Year                                                                18.0
--------------------------------------------------------------------------------
    5-Year                                                                14.1
--------------------------------------------------------------------------------
    10-Year                                                               12.5
--------------------------------------------------------------------------------
    25-Year (Since Inception-6/30/73)                                     16.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RISK/RETURN COMPARISON 15-Year Period Ended 6/30/98
--------------------------------------------------------------------------------

                       Average Annual           Standard
                        Total Return           Deviation                 RUR
--------------------------------------------------------------------------------
    PMF                   12.6%                  11.1                   1.14
--------------------------------------------------------------------------------
    Russell 2000          11.1%                  17.5                   0.63
--------------------------------------------------------------------------------

RUR = Return per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Over the last 15 years, Pennsylvania Mutual Fund has outperformed the Russell 2000 on BOTH an absolute and a risk-adjusted basis.


--------------------------------------------------------------------------------
RECENT MARKET PERFORMANCE
--------------------------------------------------------------------------------
PEAK 5/22/96                                      PEAK 10/31/97
------------------------                          ------------------------
5/22/96 - 6/30/98                                 10/13/97 - 6/30/98
------------------------                          ------------------------
PMF               42.7%                           PMF                5.0%
------------------------                          ------------------------
Russell 2000      28.7%                           Russell 2000      -1.3%
------------------------                          ------------------------


[Line chart]

                        [data points for Russell 2000]

                              Dec-95      0.00%
                              Jan-96     -0.11%
                              Feb-96      3.01%
                              Mar-96      5.11%
                              Apr-96     10.73%
                              May-96     15.09%
                              Jun-96     10.36%
                              Jul-96      0.73%
                              Aug-96      6.58%
                              Sep-96     10.75%
                              Oct-96      9.04%
                              Nov-96     13.54%
                              Dec-96     16.51%
                              Jan-97     18.84%
                              Feb-97     15.95%
                              Mar-97     10.48%
                              Apr-97     10.79%
                              May-97     23.12%
                              Jun-97     28.40%
                              Jul-97     34.37%
                              Aug-97     37.45%
                              Sep-97     47.51%
                              Oct-97     41.04%
                              Nov-97     40.12%
                              Dec-97     42.57%
                              Jan-98     40.32%
                              Feb-98     50.69%
                              Mar-98     56.90%
                              Apr-98     57.76%
                              May-98     49.26%
                              Jun-98     49.57%

[end line chart]

Pennsylvania Mutual has provided strong absolute and relative performance from the small-cap peak in May 1996.


--------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL VS. RUSSELL 2000 Value of $10,000 invested on 6/30/83
--------------------------------------------------------------------------------
[Line chart]

             Date                    PMF           Russell 2000
             ----                    ---           ------------
            Jun-83                 10,000             10,000
            Sep-83                  9,876              9,510
            Dec-83                 10,155              9,140
            Mar-84                  9,804              8,527
            Jun-84                  9,718              8,270
            Sep-84                 10,337              8,725
            Dec-84                 10,474              8,472
            Mar-85                 11,598              9,650
            Jun-85                 11,974              9,992
            Sep-85                 11,938              9,556
            Dec-85                 13,279             11,102
            Mar-86                 14,694             12,674
            Jun-86                 15,522             13,288
            Sep-86                 14,427             11,660
            Dec-86                 14,763             11,733
            Mar-87                 16,910             14,586
            Jun-87                 17,128             14,483
            Sep-87                 17,935             15,089
            Dec-87                 14,967             10,704
            Mar-88                 17,128             12,746
            Jun-88                 18,250             13,586
            Sep-88                 18,496             13,458
            Dec-88                 18,644             13,369
            Mar-89                 19,953             14,399
            Jun-89                 21,116             15,316
            Sep-89                 22,018             16,350
            Dec-89                 21,756             15,540
            Mar-90                 21,564             15,197
            Jun-90                 22,263             15,783
            Sep-90                 18,579             11,910
            Dec-90                 19,245             12,509
            Mar-91                 23,141             16,230
            Jun-91                 23,374             15,978
            Sep-91                 24,307             17,280
            Dec-91                 25,372             18,270
            Mar-92                 27,285             19,641
            Jun-92                 26,589             18,301
            Sep-92                 27,217             18,825
            Dec-92                 29,478             21,633
            Mar-93                 30,988             22,557
            Jun-93                 30,656             23,049
            Sep-93                 31,873             25,063
            Dec-93                 32,794             25,722
            Mar-94                 32,440             25,038
            Jun-94                 31,730             24,064
            Sep-94                 32,913             25,734
            Dec-94                 32,558             25,255
            Mar-95                 33,876             26,420
            Jun-95                 36,075             28,895
            Sep-95                 38,622             31,750
            Dec-95                 38,652             32,439
            Mar-96                 39,456             34,097
            Jun-96                 40,861             35,802
            Sep-96                 40,861             35,923
            Dec-96                 43,619             37,791
            Mar-97                 43,802             35,834
            Jun-97                 49,326             41,646
            Sep-97                 55,585             47,843
            Dec-97                 54,507             46,240
            Mar-98                 59,734             50,887
            Jun-98                 59,316             48,511

Includes reinvestment of distributions.

[end line chart]

12 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 15 Years, in Percentages (%)
--------------------------------------------------------------------------------

[bar chart]

              6/24/83-  7/3/86-  8/25/87-   10/9/89-  2/12/92-  3/18/94-  5/22/96- 1/22/97-   10/13/97-   4/21/98-
              7/25/84   9/16/86  10/28/87   10/30/90  7/8/92    12/9/94   7/24/96  4/25/97    1/12/98     6/15/98
              ---------------------------------------------------------------------------------------------------
PMF             -6.0      -8.6     -23.2     -20.9      -2.6      -7.6      -6.5     -2.5       -7.5        -5.7
Russell 2000   -24.2     -14.8     -39.1     -32.7     -11.9     -12.4     -15.5     -9.2      -11.5       -11.6

[end bar chart]

Pennsylvania Mutual has outperformed the Russell 2000 during all 10 major downturns over the last 15 years.


---------------------------------------
PORTFOLIO DIAGNOSTICS
---------------------------------------

Median Market Cap.         $413 million
---------------------------------------
Weighted Average P/E Ratio        17.2x
---------------------------------------
Weighted Average P/B Ratio         2.0x
---------------------------------------
Weighted Average Yield             1.4%
---------------------------------------
Net Assets                 $666 million
---------------------------------------
Turnover Rate                       11%
---------------------------------------
Symbol Investment Class:          PENNX
       Consultant Class:          RYPCX
---------------------------------------

---------------------------------------
TOP 10 POSITIONS       % of Net Assets
---------------------------------------
Velcro Industries                  1.6
---------------------------------------
Wesco Financial Corporation        1.3
---------------------------------------
National Computer Systems          1.3
---------------------------------------
Florida Rock Industries            1.3
---------------------------------------
Enesco Group                       1.2
---------------------------------------
Arthur J. Gallagher & Co.          1.2
---------------------------------------
The Commerce Group                 1.2
---------------------------------------
Eaton Vance                        1.1
---------------------------------------
Curtiss-Wright Corporation         1.1
---------------------------------------
Thor Industries                    1.1
---------------------------------------

----------------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                           % of Net Assets*
----------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Industrial Products  Building Systems and Components, Construction Materials,
 Specialty Chemicals and Materials                                                               25
---------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Industrial Services  Transportation and Logistics, Printing, Engineering and Construction    17
-----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Financial  Intermediaries Insurance, Banking, Brokerage                                     16
----------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Consumer Products  Home Furnishings/Appliances, Apparel and Shoes, Publishing              12
---------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Technology  Hardware, Software/Services, Distribution, Telecommunications                 9
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Financial Services  Insurance Brokers, Investment Management, Information and Processing  9
-------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Consumer Services  Retail, Restaurants/Lodging, Leisure/Entertainment                   5
-----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Natural Resources  Oil and Gas, Energy Services, Real Estate                           4
----------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Health  Surgical Products and Devices, Drugs and Biotech, Health Services             2
---------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Utilities                                                                            1
--------------------------------------------------------------------------------------

* Excludes cash and short-term investments.

+ All performance and risk information presented herein is for PMF's
  Investment Class. Shares of PMF's Consultant Class, which commenced operations on June 18, 1997, bear an annual distribution expense which is not borne by the Investment Class.

-------------------------------------------
GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-To-Date Through 6/30/98
-------------------------------------------

LandAmerica Financial Group     $ 3,865,465
-------------------------------------------
Velcro Industries                 3,393,036
-------------------------------------------
Plenum Publishing Corporation     2,984,479
-------------------------------------------
National Computer Systems         2,635,081
-------------------------------------------
Level 3 Communications            2,203,324
-------------------------------------------
Combined Gain                   $15,081,385
-------------------------------------------

-------------------------------------------
GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-To-Date Through 6/30/98
-------------------------------------------

Dimon Incorporated               $2,598,523
-------------------------------------------
Unitrode Corporation              2,175,092
-------------------------------------------
CalMat                            1,715,185
-------------------------------------------
Standard Commercial Corporation   1,513,885
-------------------------------------------
Highlands Insurance Group         1,480,138
-------------------------------------------
Combined Loss                    $9,482,823
-------------------------------------------

     During 1998's first half, the companies listed above made the largest positive and negative contributions in dollar terms to our performance. Our top five Good Ideas That Worked contributed 27% to the Fund's total net realized and unrealized gain for the period. While we are pleased with our successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past winners and losers has taught us that this year's beast can easily be transformed into next year's beauty.

     LandAmerica Financial Group -- This title insurance company came about from the merger of Lawyers' Title and Commonwealth Title and is part of an industry many investors seem to be discovering for the first time. Its recent good fortune is directly tied to the current real estate boom.

     DIMON Incorporated and Standard Commercial Corporation -- These tobacco-leaf processors each suffered a downturn in the business cycle in what was already an admittedly unpopular business. While not currently involved in any tobacco litigation, the jury is still out on this investment idea.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 13

[sidebar]

WHAT WE DO

PMF II seeks long-term capital appreciation by using a value approach to invest in a blend of small and micro-cap companies. Buzz Zaino became the Fund's primary portfolio manager effective April 1, 1998.

HOW WE DID

PMF II was up 7.6% for the first half, finishing ahead of the small-cap oriented Russell 2000, its benchmark index. Portfolio companies in the consumer and financial sectors provided the largest gains. PMF II also outperformed the Russell 2000 for the one-year period ended June 30, 1998, with a return of 17.7% versus 16.4% for the index. The Fund's average annual total return since its inception on 11/19/96 through June 30, 1998 was 21.5%.

Since April 1, 1998, Mr. Zaino has made a number of changes in the Fund's portfolio, which currently includes several new positions. PMF II is no longer run as a sibling of Pennsylvania Mutual Fund. While the Fund is not restricted in terms of stock market capitalization, it will continue to focus on small and micro-cap stocks. Mr. Zaino will manage PMF II using a value approach, in an effort to reduce risk in the often volatile small and micro-cap universe. Total net assets have increased, and as of June 30, 1998 were $30 million. Mr. Zaino has 30 years of investment experience and 21 as a small-cap value manager, most recently as Managing Director in charge of Trust Company of the West's small-cap value offerings.

We believe that PMF II's blend of small and micro-cap stocks is capable of providing above-average long-term returns. This coming November, the Fund will have two years of performance history.

[end sidebar]


PMF II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (Through 6/30/98)
--------------------------------------------------------------------------------

    Year-to-date                                                  7.6%
-----------------------------------------------------------------------
    1-Year                                                       17.7
-----------------------------------------------------------------------
    Since Inception (11/19/96)                                   21.5
-----------------------------------------------------------------------


--------------------------------------------------------------------------------
RECENT MARKET PERFORMANCE
--------------------------------------------------------------------------------
PEAK 1/22/97                                      PEAK 10/31/97
------------------------                          ------------------------
1/22/97 - 6/30/98                                 10/13/97 - 6/30/98
------------------------                          ------------------------
PMF II            30.3%                           PMF II              1.2%
------------------------                          ------------------------
Russell 2000      25.2%                           Russell 2000       -1.3%
------------------------                          ------------------------


[line chart]

             [Data points for Russell 2000 from 12/31/95 - 6/30/98]

                                 Dec-96      0.00%
                                 Jan-97      2.00%
                                 Feb-97     -0.48%
                                 Mar-97     -5.18%
                                 Apr-97     -4.91%
                                 May-97      5.67%
                                 Jun-97     10.21%
                                 Jul-97     15.33%
                                 Aug-97     17.97%
                                 Sep-97     26.61%
                                 Oct-97     21.05%
                                 Nov-97     20.26%
                                 Dec-97     22.37%
                                 Jan-98     20.43%
                                 Feb-98     29.33%
                                 Mar-98     34.66%
                                 Apr-98     35.40%
                                 May-98     28.10%
                                 Jun-98     28.37%

[end line chart]

PMF II has provided a performance edge from the January 1997 small-cap peak.

[line chart]

--------------------------------------------------------------------------------
PMF II VS. RUSSELL 2000 Value of $10,000 invested on 11/19/96
--------------------------------------------------------------------------------

                  Date            PMFII         Russell 2000
                  ----            -----         ------------
                  11/19/96        10,000          10,000
                  11/30/96        10,260          10,189
                  12/31/96        10,520          10,456
                   1/31/97        10,460          10,665
                   2/28/97        10,580          10,406
                   3/31/97        10,419           9,915
                   4/30/97        10,459           9,943
                   5/31/97        10,998          11,049
                   6/30/97        11,619          11,523
                   7/31/97        11,999          12,059
                   8/31/97        12,439          12,335
                   9/30/97        13,338          13,238

[end line chart]

Includes reinvestment of distributions.

14 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
--------------------------------------------------------------------------------

[bar chart]

               1/22/97 -      10/13/97 -    4/21/98 -
               4/25/97        1/12/98       6/15/98
               -------        -------       -------
PMF II          -1.1          -10.1           -8.5
Russell 2000    -9.2          -11.5          -11.6

[end bar chart]

PMF II has outperformed the Russell 2000 in all three down market periods since its inception.


---------------------------------------
PORTFOLIO DIAGNOSTICS
---------------------------------------

Median Market Cap.         $361 million
---------------------------------------
Weighted Average P/E Ratio        20.9x
---------------------------------------
Weighted Average P/B Ratio         1.9x
---------------------------------------
Weighted Average Yield             1.1%
---------------------------------------
Net Assets                  $30 million
---------------------------------------
Turnover Rate                       46%
---------------------------------------
Symbol                            RYPNX
---------------------------------------

---------------------------------------
TOP 10 POSITIONS        % of Net Assets
---------------------------------------
Sea Containers Cl. A                2.3
---------------------------------------
Richardson Electronics              1.8
---------------------------------------
Curtiss-Wright Corporation          1.6
---------------------------------------
Enesco Group                        1.6
---------------------------------------
Insituform Technologies Cl. A       1.4
---------------------------------------
Haemonetics Corporation             1.3
---------------------------------------
Cirrus Logic                        1.3
---------------------------------------
Lund International Holdings         1.3
---------------------------------------
Tom Brown                           1.3
---------------------------------------
Arnold Industries                   1.2
---------------------------------------

-----------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                       % of Net Assets*
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Industrial Services  Transportation and Logistics, Printing, Engineering and Construction    19
-----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Industrial Products  Building Systems and Components, Construction Materials,
 Specialty Chemicals and Materials                                                          17
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Technology  Hardware, Software/Services, Distribution, Telecommunications                   17
----------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Consumer Products  Home Furnishings/Appliances, Apparel and Shoes, Publishing             13
--------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Consumer Services  Retail, Restaurants/Lodging, Leisure/Entertainment                   8
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Health  Surgical Products and Devices, Drugs and Biotech, Health Services               8
-----------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Financial Services  Insurance Brokers, Investment Management, Information
  and Processing                                                                      7
---------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Financial Intermediaries  Insurance, Banking, Brokerage                              6
--------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Natural Resources  Oil and Gas, Energy Services, Real Estate                        5
-------------------------------------------------------------------------------------

*Excludes cash and short-term investments.

-------------------------------------------
GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-To-Date Through 6/30/98
-------------------------------------------

LandAmerica Financial Group        $262,243
-------------------------------------------
Insituform Technologies Cl. A       259,946
-------------------------------------------
National Computer Systems           246,567
-------------------------------------------
MovieFone Cl. A                     215,254
-------------------------------------------
Catherines Stores Corporation       154,410
-------------------------------------------
Combined Gain                    $1,138,420
-------------------------------------------


-------------------------------------------
GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-To-Date Through 6/30/98
-------------------------------------------

Golden Books Family Entertainment  $236,681
-------------------------------------------
Johnson Worldwide Associates Cl. A  118,090
-------------------------------------------
Guy F. Atkinson Company             115,322
-------------------------------------------
HMT Technology Corporation           95,581
-------------------------------------------
Sevenson Environmental Services      91,605
-------------------------------------------
Combined Loss                      $657,279
-------------------------------------------

     During 1998's first half, the companies listed above made the largest positive and negative contributions in dollar terms to our performance. Our top five Good Ideas That Worked contributed 78% to the Fund's total net realized and unrealized gain for the period. While we are pleased with our successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past winners and losers has taught us that this year's beast can easily be transformed into next year's beauty.

     LandAmerica Financial Group -- This title insurance company came about from the merger of Lawyers' Title and Commonwealth Title and is part of an industry many investors seem to be discovering for the first time. Its recent good fortune is directly tied to the current real estate boom.

     Golden Books Family Entertainment -- Sales failed to meet expectations as a new CEO with a reputation for effective management has not yet produced a hoped-for turnaround. We have reduced our position, but have not given up hope yet.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 15

[sidebar]

WHAT WE DO

Royce GiftShares Fund ("RGF") uses a value approach to invest in a limited portfolio of small and micro-cap securities. The Fund is designed for investors who want to make gifts for college funding, long-term financial security or estate planning.

HOW WE DID

Royce GiftShares Fund outperformed its benchmark index, the small-cap oriented Russell 2000, in the first half, finishing the period up 13.2% versus a gain of 4.9% for the Russell 2000. Portfolio holdings in the consumer products and financial intermediaries and services sectors made the most significant contributions to the Fund's performance. The Fund enjoyed a performance edge over the Russell 2000 for the one-year period ended June 30, 1998 as well, up 27.1% versus 16.4% for the index. RGF's average annual total return since inception (12/27/95) was 26.2%.

We are pleased with the Fund's performance results, especially taking into account the increased volatility exhibited by small-cap stocks during the second quarter. RGF remains one of the few mutual funds specifically designed for gifting and estate-planning purposes. The Fund had $6.5 million in total net assets as of June 30, 1998. December will mark its third full year of operation.

[end sidebar]

ROYCE GIFTSHARES FUND+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (Through 6/30/98)
--------------------------------------------------------------------------------

    Year-to-date                                                          13.2%
--------------------------------------------------------------------------------
    1-Year                                                                27.1
--------------------------------------------------------------------------------
    2-Year                                                                24.9
--------------------------------------------------------------------------------
    Since Inception (12/27/95)                                            26.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RECENT MARKET PERFORMANCE
--------------------------------------------------------------------------------


PEAK 5/22/96                                      PEAK 10/13/97
------------------------                          ------------------------
5/22/96 - 6/30/98                                 10/13/97 - 6/30/98
------------------------                          ------------------------
RGF             56.3%                             RGF             12.8%
------------------------                          ------------------------
Russell 2000    28.7%                             Russell 2000    -1.3%
------------------------                          ------------------------


[line chart]

              [Data points for Russell 2000 from 12/31/95-6/30/98]

                        Dec-95                  0.00%
                        Jan-96                 -0.11%
                        Feb-96                  3.01%
                        Mar-96                  5.11%
                        Apr-96                 10.73%
                        May-96                 15.09%
                        Jun-96                 10.36%
                        Jul-96                  0.73%
                        Aug-96                  6.58%
                        Sep-96                 10.75%
                        Oct-96                  9.04%
                        Nov-96                 13.54%
                        Dec-96                 16.51%
                        Jan-97                 18.84%
                        Feb-97                 15.95%
                        Mar-97                 10.48%
                        Apr-97                 10.79%
                        May-97                 23.12%
                        Jun-97                 28.40%
                        Jul-97                 34.37%
                        Aug-97                 37.45%
                        Sep-97                 47.51%
                        Oct-97                 41.04%
                        Nov-97                 40.12%
                        Dec-97                 42.57%
                        Jan-98                 40.32%
                        Feb-98                 50.69%
                        Mar-98                 56.90%
                        Apr-98                 57.76%
                        May-98                 49.26%
                        Jun-98                 49.57%

[end line chart]

Royce GiftShares has provided strong absolute and relative performance from the small-cap peak in May 1996.

--------------------------------------------------------------------------------
ROYCE GIFTSHARES FUND  VS. RUSSELL 2000 Value of $10,000 invested on 12/27/95
--------------------------------------------------------------------------------

[line chart]

               Date                  RGF            Russell 2000
               ----                  ---            ------------
               12/27/95            10,000              10,000
               12/31/95            10,020              10,100
                3/31/96            10,600              10,616
                6/30/96            11,500              11,147
                9/30/96            11,600              11,185
               12/31/96            12,580              11,766
                3/31/97            12,645              11,157
                6/30/97            14,111              12,967
                9/30/97            15,621              14,896
               12/31/97            15,854              14,397
                3/31/98            18,034              15,844
                6/30/98            17,942              15,104

[end line chart]

Includes reinvestment of distributions.

16 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)
--------------------------------------------------------------------------------

[bar chart]

                 5/22/96 -    1/22/97 -     10/13/97 -     4/21/98 -
                 7/24/96      4/25/97       1/12/98        6/15/98
                 -------      -------       -------        -------
RGF                 -3.5       -0.5           -3.8           -7.0
Russell 2000       -15.5       -9.2          -11.5          -11.6

[end bar chart]

Royce GiftShares has outperformed the Russell 2000 in all four down market periods since its inception.

---------------------------------------
PORTFOLIO DIAGNOSTICS
---------------------------------------

Median Market Cap.         $345 million
---------------------------------------
Weighted Average P/E Ratio        20.8x
---------------------------------------
Weighted Average P/B Ratio         1.9x
---------------------------------------
Weighted Average Yield             1.1%
---------------------------------------
Net Assets                 $6.5 million
---------------------------------------
Turnover Rate                       53%
---------------------------------------
Symbol Investment Class:          RGFAX
       Consultant Class:          RGFCX
---------------------------------------


---------------------------------------
TOP 10 POSITIONS        % of Net Assets
---------------------------------------

Lincoln Electric Holding Co.        5.4
---------------------------------------
Enesco Group                        5.1
---------------------------------------
Richardson Electronics              3.0
---------------------------------------
Kronos Incorporated                 2.8
---------------------------------------
Tom Brown                           2.7
---------------------------------------
Kenan Transport Company             2.6
---------------------------------------
Denbury Resources                   2.4
---------------------------------------
Charming Shoppes                    2.3
---------------------------------------
PalEx                               2.2
---------------------------------------
Lund International Holdings         2.0
---------------------------------------

-------------------------------------------------------------------------------------------
PORTFOLIO SECTOR BREAKDOWN With Examples                                   % of Net Assets*
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Technology  Hardware, Software/Services, Distribution, Telecommunications                22
-------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Industrial Services  Transportation and Logistics, Printing, Engineering
 and Construction                                                                      18
-----------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Financial  Intermediaries Insurance, Banking, Brokerage                              15
---------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Industrial Products  Building Systems and Components, Construction Materials,
 Specialty Chemicals and Materials                                                 14
-------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Consumer Products  Home Furnishings/Appliances, Apparel and Shoes,
 Publishing                                                                      11
-----------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Natural Resources  Oil and Gas, Energy Services, Real Estate                    8
---------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Consumer Services  Retail, Restaurants/Lodging, Leisure/Entertainment          6
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Financial Services  Insurance Brokers, Investment Management,
 Information and Processing                                                   4
-------------------------------------------------------------------------------
------------------------------------------------------------------------------
Health  Surgical Products and Devices, Drugs and Biotech, Health Services    2
------------------------------------------------------------------------------

* Excludes cash and short-term investments.

+ All performance and risk information presented herein is for RGF's
  Investment Class. Shares of RGF's Consultant Class, which commenced operations on September 26, 1997, bear an annual distribution expense and are subject to a deferred sales charge, which are not borne by the Investment Class.


-------------------------------------------
GOOD IDEAS THAT WORKED
Realized and Unrealized Gain
Year-To-Date Through 6/30/98
-------------------------------------------

BHI Corporation                     $87,693
-------------------------------------------
MovieFone Cl. A                      57,418
-------------------------------------------
LandAmerica Financial Group          51,626
-------------------------------------------
Insituform Technologies Cl. A        48,750
-------------------------------------------
Ritchie Brothers Auctioneers         46,542
-------------------------------------------
Combined Gain                      $292,029
-------------------------------------------

-------------------------------------------
GOOD IDEAS AT THE TIME
Realized and Unrealized Loss
Year-To-Date Through 6/30/98
-------------------------------------------

Perceptron                          $41,169
-------------------------------------------
Standard Commercial Corporation      37,359
-------------------------------------------
Denbury Resources                    36,870
-------------------------------------------
Pioneer-Standard Electronics         27,998
-------------------------------------------
Sybase                               27,616
-------------------------------------------
Combined Loss                      $171,012
-------------------------------------------

     During 1998's first half, the companies listed above made the largest positive and negative contributions in dollar terms to our performance. Our top five Good Ideas That Worked contributed 47% to the Fund's total net realized and unrealized gain for the period. While we are pleased with our successes, we have learned over the years that there is often more wisdom to be drawn from failures. An examination of past winners and losers has taught us that this year's beast can easily be transformed into next year's beauty.

     BHI Corporation -- CEO Michael Ashcroft and his team, best known for their success at ADT, are in the process of transforming this financial holding company with assets in Central America into a dominant provider of janitorial and other commercial services here in North America through the acquisition of ISS. So far, this new venture of Ashcroft's has been highly successful.

     Perceptron -- A company that manufactures three-dimensional image units for automobile-inspection robots saw its stock price drop precipitously, a decline which unfortunately continued after we bought. A product transition cycle contributed to the dismal performance.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 17

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION
--------------------------------------------------------------------------------

NEW AND IMPROVED...www.roycefunds.com

     Visit our newly redesigned website. The site includes both organizational and navigational changes in an effort to create a more user-friendly interface. New featured sections include Res Praecipua ("special features") and a weekly What's New area.

[graphic: desktop computer, "THE ROYCE FUNDS" displayed on the screen]

     While we changed the look of our site, and included additional information for you, we retained the online services that have been popular with our computer savvy shareholders. Online account access allows our shareholders to check account values and share balances at their convenience, whenever they choose. With authorization, shareholders can also purchase additional shares, make exchanges between Royce Funds or request redemptions. Call Shareholder Services today to set up your account for online access -- (800) 841-1180.

GIVING A GIFT OR LEAVING A LEGACY -- IT'S YOUR CHOICE!

     The dilemma when making a gift is often whether the desire to be generous outweighs the concern over how the gift will be spent. Will the gift that you thought would fund a college education rust away in the driveway after a few years?

     Royce GiftShares Fund may be the solution to your gifting concerns. When you set up a GiftShares account, you establish a trust for your beneficiary. As the donor, you choose when the beneficiary will have access to the assets by selecting the termination date of the trust. If you would like the beneficiary to be able to use the assets before the termination date to pay college expenses, you may structure the trust so that the Trustee will pay the college expenses directly to the educational institution. No Porsche payment here! And while you are enjoying this new form of gifting, you may be able to take advantage of some tax and estate-planning benefits as well. To receive a prospectus, which includes fees and expenses, call (800) 221-4268. Please read the prospectus and Trust Adoption Agreement carefully before investing or sending money.

NOTES TO PERFORMANCE AND RISK INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Investment Risks" in the prospectus).

     Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds, which have an average score of 1.00. The average score for the 349 funds in the small-cap objective category with a three-year history was 1.50 for the three years ended 6/30/98. The lower the risk ratio, the lower a fund's downside volatility has been. The risk scores for Royce Premier Fund, Royce Total Return Fund and Pennsylvania Mutual Fund for this period were 0.74, 0.27 and 0.75, respectively. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility. The Russell 2000, Russell 2000 Value and Russell 2000 Growth are unmanaged indices of small-cap domestic common stocks and the S&P 500 and Dow Jones Industrial Average are unmanaged indices of large-cap domestic common stocks. The Royce Funds and Royce GiftShares Fund are service marks of The Royce Funds.

18 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND                               JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.0%

                                              SHARES          VALUE
                                              ------          -----
Consumer Products -- 12.4%
Apparel and Shoes - 2.7%
   Garan Incorporated                        154,700     $  4,196,238
   Haggar                                     40,000          510,000
   K-Swiss Cl. A                             106,700        2,093,987
 **Oakley*                                   174,700        2,336,613
   Oshkosh B'Gosh Cl. A                      118,500        5,273,250
   Weyco Group                               137,100        3,581,737
                                                         ------------
                                                           17,991,825
                                                         ------------
Collectibles - 1.3%
   Enesco Group                              269,900        8,299,425
                                                         ------------
Food/Beverage/Tobacco - 0.3%
 **800-JR CIGAR*                              74,000        1,461,500
   J & J Snack Foods*                         40,700          849,613
                                                         ------------
                                                            2,311,113
                                                         ------------
Home Furnishings/Appliances - 4.5%
   Bassett Furniture Industries              159,275        4,489,564
   Burnham Corporation Cl. A                  44,576        2,056,068
   Burnham Corporation Cl. B                   4,442          204,887
   Conso Products*                           159,925        1,319,381
   Fedders Corporation Cl. A                  71,700          457,087
   Flexsteel Industries                       86,200        1,206,800
   La-Z-Boy                                   68,900        3,892,850
   Lifetime Hoan Corporation                 368,199        3,681,990
   The Rival Company                         180,100        2,431,350
   Velcro Industries                          75,400       10,499,450
                                                         ------------
                                                           30,239,427
                                                         ------------
Publishing - 2.0%
   Gibson Greetings*                         218,700        5,467,500
   Plenum Publishing Corporation              64,350        4,713,638
   The Topps Company*                        940,700        2,910,291
                                                         ------------
                                                           13,091,429
                                                         ------------
Sports and Recreation - 0.9%
   Johnson Worldwide
     Associates Cl. A*                       144,370        1,822,671
   Lund International Holdings*               93,700        1,065,837
   Sturm, Ruger & Company                    171,900        2,879,325
                                                         ------------
                                                            5,767,833
                                                         ------------
Other Consumer Products - 0.7%
   Lazare Kaplan International*              181,700        1,919,206
   Matthews International
     Corporation Cl. A                       109,800        2,696,963
                                                         ------------
                                                            4,616,169
                                                         ------------
                                                           82,317,221
                                                         ============
Consumer Services -- 3.7%
Leisure/Entertainment - 0.4%
   PCA International                         100,100        2,527,525
                                                         ------------

                                              SHARES          VALUE
                                              ------          -----
Restaurants/Lodging - 0.8%
   Buffets*                                  252,400     $  3,959,525
   The Marcus Corporation                     52,875          945,141
   Shoney's*                                 106,294          372,029
                                                         ------------
                                                            5,276,695
                                                         ------------
Retail - 2.5%
   Catherines Stores Corporation*             75,000          735,937
   Cato Corporation Cl. A                     48,800          849,425
   Charming Shoppes*                         857,300        4,072,175
   Mikasa                                    201,600        2,570,400
   Sotheby's Holdings Cl. A                  181,800        4,067,775
   Talbots                                   163,900        4,292,131
                                                         ------------
                                                           16,587,843
                                                         ------------
                                                           24,392,063
                                                         ============
Financial Intermediaries -- 14.2%
Banking - 1.5%
   Baker Boyer Bancorp                        31,300        1,439,800
   Community Banks                            62,550        1,516,838
   F & M Bancorporation                       13,800          752,100
   Farmers & Merchants Bank of
     Long Beach                                1,306        3,669,860
   Hanmi Bank*                                25,089          482,963
   Oriental Financial Group                   63,625        2,346,172
                                                         ------------
                                                           10,207,733
                                                         ------------
Insurance - 12.7%
   Alleghany Corporation*                     23,303        5,435,425
   ALLIED Life Financial
     Corporation                              37,400        1,079,925
   Baldwin & Lyons Cl. B                     125,678        2,922,013
   Capitol Transamerica Corporation          129,745        2,667,882
   The Commerce Group                        202,642        7,852,378
   Fremont General Corporation                54,170        2,935,337
   Highlands Insurance Group*                147,500        2,728,750
   Intercargo Corporation                    108,900        1,279,575
   LandAmerica Financial Group                88,600        5,072,350
   Leucadia National Corporation             200,128        6,616,732
   Medical Assurance*                        209,918        5,825,224
   NYMAGIC                                    25,000          684,375
   Nobel Insurance Limited                    74,400        1,004,400
   Orion Capital Corporation                  41,786        2,334,793
   PXRE Corporation                          186,541        5,596,230
   Pennsylvania Manufacturers
     Corporation Cl. A                       301,350        6,931,050
   RLI                                        34,781        1,415,152
   Trenwick Group                            178,800        6,945,263
   Wesco Financial Corporation                22,580        8,828,780
   Zenith National Insurance                 231,000        6,511,312
                                                         ------------
                                                           84,666,946
                                                         ------------
                                                           94,874,679
                                                         ============

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 19

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND                               JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                             SHARES          VALUE
                                             ------          -----
Financial Services -- 8.1%
Information and Processing - 1.2%
   Duff & Phelps Credit Rating Co.           99,299     $  5,535,919
   Investors Financial Services
     Corporation                             42,904        2,273,912
                                                        ------------
                                                           7,809,831
                                                        ------------
Insurance Brokers - 3.9%
   E.W. Blanch Holdings                     131,300        4,825,275
 **Crawford & Company Cl. A                 302,625        5,674,219
   Arthur J. Gallagher & Co.                182,500        8,166,875
   Hilb, Rogal & Hamilton Company           183,300        2,864,063
   Willis Corroon Group ADR +               357,000        4,484,812
                                                        ------------
                                                          26,015,244
                                                        ------------
Investment Management - 3.0%
   Eaton Vance                              162,100        7,507,256
   The John Nuveen Company Cl. A             67,800        2,690,813
   NVEST L.P.                                56,000        1,781,500
   Phoenix Investment Partners              271,400        2,357,787
   The Pioneer Group                        214,500        5,644,031
                                                        ------------
                                                          19,981,387
                                                        ------------
                                                          53,806,462
                                                        ============
Health -- 1.4%
Health Services - 0.6%
 **Jenny Craig*                             239,100        1,449,544
   Life Technologies                         85,660        2,687,582
                                                        ------------
                                                           4,137,126
                                                        ------------
Personal Care - 0.1%
   Jean-Philippe Fragrances*                 28,400          228,975
                                                        ------------
Surgical Products and Devices - 0.7%
   Diagnostic Products Corporation           24,500          705,906
   Haemonetics Corporation*                 287,400        4,598,400
                                                        ------------
                                                           5,304,306
                                                        ------------
                                                           9,670,407
                                                        ============
Industrial Products -- 23.3%
Aerospace/Defense - 2.3%
   Curtiss-Wright Corporation               188,200        7,375,088
   Special Metals Corporation*              208,300        2,916,200
   Woodward Governor Company                157,072        4,849,598
                                                        ------------
                                                          15,140,886
                                                        ------------
Building Systems and Components - 6.6%
   Falcon Products                          186,700        2,357,087
   International Aluminum
    Corporation                             147,200        4,563,200
   Juno Lighting                            264,500        6,248,813
   Kimball International Cl. B              178,000        3,226,250
 ++Preformed Line Products
     Company                                189,786        5,883,366
   Simpson Manufacturing*                   180,900        6,987,262

                                             SHARES          VALUE
                                             ------          -----
   Skyline Corporation                      196,800     $  6,420,600
   Thor Industries                          257,200        7,121,225
   Woodhead Industries                       64,250          987,844
                                                        ------------
                                                          43,795,647
                                                        ------------
Construction Materials - 3.9%
   Ash Grove Cement Company                  50,018        4,476,611
   Ash Grove Cement Company Cl. B             5,000          447,500
   CalMat                                   289,500        6,369,000
   Florida Rock Industries                  289,200        8,441,025
   Puerto Rican Cement Company              135,600        6,407,100
                                                        ------------
                                                          26,141,236
                                                        ------------
Machinery - 2.4%
   Atchison Casting Corporation*             79,700        1,424,638
   DeVlieg-Bullard*                          81,600          183,600
   Fansteel*                                 27,800          243,250
   Lincoln Electric Holding Co.             249,380        5,517,532
   Nordson Corporation                       36,500        1,715,500
   Oshkosh Truck Corporation Cl. B          199,900        4,997,500
   Tecumseh Products Company Cl. A           43,800        2,313,188
                                                        ------------
                                                          16,395,208
                                                        ------------
Paper and Packaging - 1.8%
   CLARCOR                                   63,175        1,326,675
   P. H. Glatfelter Company                 194,200        3,070,788
   Liqui-Box Corporation                    108,500        5,140,187
   PalEx*                                   257,900        2,450,050
                                                        ------------
                                                          11,987,700
                                                        ------------
Pumps, Valves and Bearings - 1.4%
   Kaydon Corporation                       158,900        5,611,156
   NN Ball and Roller                       177,500        2,118,906
   Robroy Industries Cl. A                   94,535        1,441,659
                                                        ------------
                                                           9,171,721
                                                        ------------
Specialty Chemicals and Materials - 2.4%
   Aceto Corporation                         24,546          398,873
   Aldila*                                  182,100        1,206,412
   CFC International*                        58,000          641,625
   Chemfab Corporation*                      15,000          312,188
 **Hach Company                              54,361          674,416
   Hach Company Cl. A                        56,361          612,926
   LeaRonal                                  88,557        2,114,298
   Lilly Industries Cl. A                   251,561        5,440,007
   MacDermid, Incorporated                   84,231        2,379,526
   Quaker Chemical Corporation               51,064          967,024
   Synalloy Corporation                      82,100        1,108,350
                                                        ------------
                                                          15,855,645
                                                        ------------
Textiles - 1.4%
   Delta Woodside Industries                168,736          875,318
   Fab Industries                           162,732        4,536,154
 **Thomaston Mills Cl. A                    195,400        1,147,975
   Unifi                                     78,800        2,698,900
                                                        ------------
                                                           9,258,347
                                                        ------------

20 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND                               JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                               SHARES          VALUE
                                               ------          -----
Industrial Products (continued)
Other Industrial Products - 1.1%
   BHA Group Holdings                         146,157     $  2,411,591
   Modern Controls                             93,400          700,500
   Myers Industries                           188,732        4,529,568
                                                          ------------
                                                             7,641,659
                                                          ------------
                                                           155,388,049
                                                          ============
Industrial Services -- 16.1%
Advertising - 0.7%
   Grey Advertising                            11,431        4,526,676
                                                          ------------
Commercial Services - 1.6%
   ABM Industries Incorporated                 96,600        2,692,725
   BHI Corporation*                            95,300        3,764,350
   CDI*                                        30,200          807,850
   Cornell Corrections*                        86,500        1,816,500
   The Olsten Corporation                     115,000        1,286,562
                                                          ------------
                                                            10,367,987
                                                          ------------
Engineering and Construction - 2.1%
   Devcon International*                       35,900          100,969
   Insituform Technologies Cl. A*              27,000          373,781
   Liberty Homes Cl. A                         93,350        1,050,187
   Liberty Homes Cl. B                         21,950          246,938
   Morrison Knudsen Corporation*              186,500        2,622,656
 ++Sevenson Environmental Services            294,600        2,467,275
   Stone & Webster                             97,400        3,859,475
 **Todd Shipyards Corporation*                 51,850          288,416
   Willbros Group*                            188,300        2,942,187
                                                          ------------
                                                            13,951,884
                                                          ------------
Food/Tobacco Processors - 2.5%
   DIMON Incorporated                         211,200        2,376,000
   Farmer Bros.                                28,475        6,805,525
   Midwest Grain Products*                    304,700        4,418,150
   Standard Commercial
     Corporation*                             275,776        3,033,536
                                                          ------------
                                                            16,633,211
                                                          ------------
Industrial Distribution - 1.1%
   Rush Enterprises*                          132,400        1,373,650
   TBC Corporation*                           118,277          783,585
 **Vallen Corporation*                        269,400        5,354,325
                                                          ------------
                                                             7,511,560
                                                          ------------
Printing - 3.5%
   Bowne & Co.                                104,900        4,720,500
   Ennis Business Forms                       229,600        2,669,100
   Merrill Corporation                        191,800        4,231,588
   New England Business Service               210,100        6,775,725
   The Standard Register Company              139,510        4,935,166
                                                          ------------
                                                            23,332,079
                                                          ------------
Transportation and Logistics - 4.6%
   ASA Holdings                                43,100        2,138,838

                                               SHARES          VALUE
                                               ------          -----
   Air Express International
     Corporation                              172,130     $  4,604,478
   AirNet Systems*                            131,700        2,123,662
   Arnold Industries                          371,548        5,480,333
   Circle International Group                 248,074        6,946,072
   Comair Holdings                             47,500        1,466,562
   Frozen Food Express Industries             418,867        4,136,312
   Kenan Transport Company                     70,800        2,433,750
   Pittston BAX Group                          85,700        1,333,706
                                                          ------------
                                                            30,663,713
                                                          ------------
                                                           106,987,110
                                                          ============
Natural Resources -- 3.8%
Energy Services - 0.7%
   Carbo Ceramics                              99,000        3,378,375
   Lufkin Industries                           44,700        1,475,100
                                                          ------------
                                                             4,853,475
                                                          ------------
Oil and Gas - 2.4%
   Barrett Resources*                         112,500        4,211,719
   Tom Brown*                                 295,300        5,555,331
 **Denbury Resources*                         288,200        3,764,613
 **Devon Energy Corporation                    86,800        3,032,575
                                                          ------------
                                                            16,564,238
                                                          ------------
Real Estate - 0.7%
   Alico                                       12,800          262,400
   Consolidated-Tomoka Land                    51,800          900,025
   FRP Properties*                             97,500        3,168,750
   Resurgence Properties*                      66,700           50,025
                                                          ------------
                                                             4,381,200
                                                          ------------
                                                            25,798,913
                                                          ============
Technology -- 8.4%
Distribution - 1.2%
   Marshall Industries*                       187,600        5,112,100
   Richardson Electronics                     202,862        2,738,637
                                                          ------------
                                                             7,850,737
                                                          ------------
Hardware - 4.7%
   Axiohm Transaction Solutions*              134,562        1,379,261
   CEM Corporation*                            50,000          606,250
   Dallas Semiconductor
     Corporation                               24,500          759,500
   Dionex Corporation*                        155,676        4,105,954
   Electroglas*                               215,300        2,812,356
   Exar Corporation*                          182,700        3,836,700
   Helix Technology Corporation                43,000          645,000
   Newport Corporation                        141,200        2,788,700
   Penn Engineering and
     Manufacturing                            210,750        5,268,750
 **Penn Engineering and
     Manufacturing Cl. A                       49,550        1,015,775
   Scitex Corporation Limited*                271,900        3,551,694
   Unitrode Corporation*                      370,300        4,258,450
 **Veeco Instruments*                           7,100          176,613
                                                          ------------
                                                            31,205,003
                                                          ------------

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 21

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
PENNSYLVANIA MUTUAL FUND                               JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                  SHARES      VALUE
                                  ------      -----
Technology (continued)
Software/Services - 1.8%
   MacNeal-Schwendler
     Corporation*                159,600   $  1,566,075
   National Computer Systems     365,006      8,760,144
   Tyler Corporation*             25,000        257,813
 **VideoServer*                  135,600      1,661,100
                                           ------------
                                             12,245,132
                                           ------------
Telecommunications - 0.7%
   Level 3 Communications*        65,000      4,810,000
                                           ------------
                                             56,110,872
                                           ============
Utilities -- 0.5%
   Southern Union Company*        95,382      3,076,069
                                           ============
Miscellaneous -- 4.1%                        27,317,821
                                           ============
TOTAL COMMON STOCKS
   (Cost $385,966,630)                      639,739,666
                                           ============

                                                      VALUE
                                                      -----
REPURCHASE AGREEMENT -- 3.7%
State Street Bank and Trust Company, 5.15%
   dated 6/30/98, due 7/01/98, maturity value
   $24,603,519 (collateralized by U.S. Treasury
   Bonds, 8.375% due 8/15/08 and 7.25% due
   5/15/16, valued at $25,099,858)
   (Cost $24,600,000)                             $ 24,600,000
                                                  ============
TOTAL INVESTMENTS -- 99.7%
   (Cost $410,566,630)                             664,339,666
CASH AND OTHER ASSETS
 LESS LIABILITIES -- 0.3%                            1,977,977
                                                  ------------
NET ASSETS -- 100.0%                              $666,317,643
                                                  ============

--------------------------------------------------------------------------------

 * Non-income producing.

** A portion of these securities were on loan at June 30, 1998. Total market value of all securities on loan at June 30, 1998 was $7,096,318, for which the Fund had received $7,677,700 as collateral.

 + American Depository Receipt.

++ At June 30, 1998, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

INCOME TAX INFORMATION: The cost of total investments for federal income tax purposes was $410,566,630. At June 30, 1998, net unrealized appreciation for all securities was $253,773,036, consisting of aggregate gross unrealized appreciation of $272,941,258 and aggregate gross unrealized depreciation of $19,168,222.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

22 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
PMF II                                                 JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS -- 89.9%

                                             SHARES          VALUE
                                             ------          -----
Consumer Products -- 9.5%
Apparel and Shoes - 0.5%
   Garan Incorporated                        5,500      $    149,188
                                                        ------------
Collectibles - 1.6%
   Enesco Group                             15,600           479,700
                                                        ------------
Home Furnishings/Appliances - 1.9%
   Bassett Furniture Industries              6,700           188,856
   Nimbus CD International*                  9,000           102,375
   Toro                                      8,700           297,975
                                                        ------------
                                                             589,206
                                                        ------------
Publishing - 3.4%
   Gibson Greetings*                        14,000           350,000
   Golden Books Family
     Entertainment*                         22,000            84,563
   Houghton Mifflin Company                  9,100           288,925
   The Topps Company*                       95,000           293,906
                                                        ------------
                                                           1,017,394
                                                        ------------
Sports and Recreation - 2.1%
   Johnson Worldwide
     Associates Cl. A*                      20,000           252,500
   Lund International Holdings*             33,900           385,612
                                                        ------------
                                                             638,112
                                                        ------------
                                                           2,873,600
                                                        ============
Consumer Services -- 12.6%
Direct Marketing - 1.2%
   Spiegel Cl A*                            50,100           360,094
                                                        ------------
Leisure/Entertainment - 3.3%
   Hollywood Park*                          22,800           287,850
   King World Productions*                  12,000           306,000
   MovieFone Cl. A*                         15,000           150,000
   Spelling Entertainment Group*            27,700           259,687
                                                        ------------
                                                           1,003,537
                                                        ------------
Restaurants/Lodging - 1.7%
   Cooker Restaurant Corporation            26,100           254,475
   Rock Bottom Restaurants*                 40,000           255,000
                                                        ------------
                                                             509,475
                                                        ------------
Retail - 6.4%
   The Bombay Company*                      50,900           241,775
   Catherine Stores Corporation*            29,300           287,506
   Charming Shoppes*                        50,800           241,300
   The Good Guys*                           20,400           274,763
   InterTAN*                                44,000           236,500
   Lechters*                                25,000           122,656
   Little Switzerland*                      17,200            77,400
   Loehmann's*                              32,100           154,481
   Talbots                                   2,500            65,469
   Tops Appliance City*                     58,000           235,625
                                                        ------------
                                                           1,937,475
                                                        ------------
                                                           3,810,581
                                                        ============

                                             SHARES          VALUE
                                             ------          -----
Financial Intermediaries -- 3.8%
Insurance - 3.8%
   LandAmerica Financial Group               3,000      $    171,750
   Old Guard Group                          16,000           297,000
   Pennsylvania Manufacturers
     Corporation Cl. A                       9,000           207,000
   Trenwick Group                            4,900           190,334
   Zenith National Insurance                10,000           281,875
                                                        ------------
                                                           1,147,959
                                                        ============
Financial Services -- 4.8%
Information and Processing - 1.0%
   Duff & Phelps Credit Rating Co.           5,200           289,900
                                                        ------------
Insurance Brokers - 2.8%
   Crawford & Company Cl. A                 17,000           318,750
   Arthur J. Gallagher & Co.                 6,500           290,875
   Willis Corroon Group ADR+                19,100           239,944
                                                        ------------
                                                             849,569
                                                        ------------
Investment Management - 1.0%
   Phoenix Investment Partners              20,800           180,700
   The Pioneer Group                         4,100           107,881
                                                        ------------
                                                             288,581
                                                        ------------
                                                           1,428,050
                                                        ============
Health -- 4.3%
Health Services - 0.6%
   Jenny Craig*                             30,100           182,481
                                                        ------------
Personal Care - 1.5%
   Jean-Philippe Fragrances*                26,600           214,462
   Weider Nutrition International           14,500           246,500
                                                        ------------
                                                             460,962
                                                        ------------
Surgical Products and Devices - 2.2%
   Haemonetics Corporation*                 24,500           392,000
   Spacelabs Medical*                       15,900           266,325
                                                        ------------
                                                             658,325
                                                        ------------
                                                           1,301,768
                                                        ============
Industrial Products -- 18.1%
Aerospace/Defense - 2.7%
   Curtiss-Wright Corporation               12,400           485,925
   Wyman-Gordon*                            16,100           320,994
                                                        ------------
                                                             806,919
                                                        ------------
Building Systems and Components - 2.1%
   American Buildings Company*              10,000           297,500
   Skyline Corporation                      10,000           326,250
                                                        ------------
                                                             623,750
                                                        ------------

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 23

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
PMF II                                                 JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                              SHARES          VALUE
                                              ------          -----
Industrial Products (continued)
Construction Materials - 4.4%
   CalMat                                    12,600      $    277,200
   Drew Industries Incorporated*             18,200           271,862
   Florida Rock Industries                    8,200           239,338
   L. B. Foster Company Cl. A*                2,700            14,006
   Northwest Pipe Company*                   10,000           235,000
   Puerto Rican Cement Company                6,400           302,400
                                                         ------------
                                                            1,339,806
                                                         ------------
Industrial Components - 0.8%
   The Lamson & Sessions Co.*                37,800           233,887
                                                         ------------
Machinery - 3.6%
   CMI Corporation Cl. A                     40,000           285,000
   DeVlieg-Bullard*                          54,300           122,175
   Fansteel*                                 17,100           149,625
   Global Industrial Technologies*           18,500           265,938
   Hurco Companies*                          35,100           254,475
                                                         ------------
                                                            1,077,213
                                                         ------------
Pumps, Valves and Bearings - 0.5%
   NN Ball and Roller                        13,500           161,156
                                                         ------------
Specialty Chemicals and Materials - 2.3%
   Lilly Industries Cl. A                    16,800           363,300
   NL Industries                             16,500           330,000
                                                         ------------
                                                              693,300
                                                         ------------
Textiles - 0.9%
   Cone Mills Corporation*                   32,400           279,450
                                                         ------------
Other Industrial Products - 0.8%
   Griffon Corporation*                      12,300           157,594
   Medar*                                    43,900            93,288
                                                         ------------
                                                              250,882
                                                         ------------
                                                            5,466,363
                                                         ============
Industrial Services -- 15.0%
Advertising - 0.6%
   Ziff-Davis                                12,000           166,500
                                                         ------------
Commercial Services - 1.0%
   The Olsten Corporation                    11,800           132,012
   Roy F. Weston Cl. A*                      42,600           165,075
                                                         ------------
                                                              297,087
                                                         ------------
Engineering and Construction - 3.6%
   Insituform Technologies Cl. A*            30,300           419,466
   Morrison Knudsen Corporation*             20,000           281,250
   Sevenson Environmental Services           23,640           197,985
   Stone & Webster                            5,000           198,125
                                                         ------------
                                                            1,096,826
                                                         ------------
Food/Tobacco Processors - 1.2%
   Midwest Grain Products*                   25,000           362,500
                                                         ------------
Industrial Distribution - 0.5%
   Vallen Corporation*                        7,800           155,025
                                                         ------------
Printing - 1.7%
   Ennis Business Forms                      24,900           289,463
   The Standard Register Company              6,300           222,862
                                                         ------------
                                                              512,325
                                                         ------------

                                             SHARES          VALUE
                                             ------          -----
Transportation and Logistics - 6.4%
   Arkansas Best Corporation*                30,800      $    288,750
   Arnold Industries                         25,000           368,750
   Fritz Companies*                          20,000           267,500
   Frozen Food Express Industries            30,000           296,250
   Sea Containers Cl. A                      18,200           696,150
                                                         ------------
                                                            1,917,400
                                                         ------------
                                                            4,507,663
                                                         ============
Natural Resources -- 3.8%
Oil and Gas - 3.7%
   Tom Brown*                                20,300           381,894
   Denbury Resources*                        15,000           195,938
   Patina Oil & Gas Corporation              31,500           220,500
   Snyder Oil Corporation                    15,800           315,012
                                                         ------------
                                                            1,113,344
                                                         ------------
Real Estate - 0.1%
   Resurgence Properties*                    45,000            33,750
                                                         ------------
                                                            1,147,094
                                                         ============
Technology -- 18.0%
Distribution - 4.8%
   Emulex Corporation*                       22,400           133,000
   Indenet*                                  99,200           291,400
   Pioneer-Standard Electronics              27,600           265,650
   Richardson Electronics                    40,000           540,000
   VLSI Technology*                          12,700           213,122
                                                         ------------
                                                            1,443,172
                                                         ------------
Hardware - 8.9%
   Aydin Corporation*                        10,000            87,500
   Boca Research*                            29,800           134,100
   California Micro Devices
     Corporation*                            33,600           157,500
   Cirrus Logic*                             35,000           389,375
   Cubic Corporation                         13,300           317,538
   DRS Technologies*                          7,000            83,125
   Elsag Bailey Process
     Automation*                             15,000           360,937
   Exabyte Corporation*                      25,500           212,766
   FSI International*                         2,900            28,094
   HMT Technology Corporation*               25,400           212,725
   Lam Research Corporation*                  9,400           179,775
   Penn Engineering and
     Manufacturing                           13,700           342,500
   Photon Dynamics*                          24,600            86,100
   S3 Incorporated*                           4,200            21,525
   Sigma Designs*                            26,500            79,500
                                                         ------------
                                                            2,693,060
                                                         ------------

24 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
PMF II                                                 JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                  SHARES     VALUE
                                  ------     -----
Technology (continued)
Software/Services - 2.3%
   Intersolv*                    12,400   $   199,175
   MacNeal-Schwendler
     Corporation*                22,700       222,744
   National Computer Systems     11,400       273,600
                                          -----------
                                              695,519
                                          -----------
Telecommunications - 2.0%
   C-COR Electronics*            17,200       326,800
   SymmetriCom*                  28,600       171,600
   Telco Systems*                 6,700        95,056
                                          -----------
                                              593,456
                                          -----------
                                            5,425,207
                                          ===========
TOTAL COMMON STOCKS
   (Cost $25,476,929)                      27,108,285
                                          ===========

                                  PRINCIPAL
                                   AMOUNT
                                   ------
CORPORATE BOND -- 0.3%
   VLSI Technology 8.25% Conv.
   Sub. Note due 10/01/05
   (Cost $99,250)                 $100,000       97,750
                                            ===========

                                            VALUE
                                            -----
REPURCHASE AGREEMENT -- 9.9%
State Street Bank and Trust Company,
   5.15% dated 6/30/98, due 7/01/98,
   maturity value $3,000,429
   (collateralized by U.S. Treasury
   Bonds, 10.625% due 8/15/15,
   valued at $3,061,071)
   (Cost $ 3,000,000)                    $ 3,000,000
                                         ===========
TOTAL INVESTMENTS -- 100.1%
   (Cost $28,576,179)                     30,206,035
LIABILITIES LESS CASH AND
 OTHER ASSETS -- (0.1)%                      (42,164)
                                         -----------
NET ASSETS -- 100.0%                     $30,163,871
                                         ===========

--------------------------------------------------------------------------------

* Non-income producing.

+ American Depository Receipt.

INCOME TAX INFORMATION: The cost of total investments for federal income tax purposes was $28,576,179. At June 30, 1998, net unrealized appreciation for all securities was $1,629,856, consisting of aggregate gross unrealized appreciation of $3,408,554 and aggregate gross unrealized depreciation of $1,778,698.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 25

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE GIFTSHARES FUND                                  JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

COMMON STOCKS -- 91.0%

                                                   SHARES              VALUE
                                                   ------              -----
Consumer Products -- 13.2%
Apparel and Shoes - 1.0%
   Oshkosh B'Gosh Cl. A                            1,500            $   66,750
                                                                    ----------
Collectibles - 5.1%
   Enesco Group                                   10,900               335,175
                                                                    ----------
Home Furnishings/Appliances - 0.7%
   Bassett Furniture Industries                    1,000                28,188
   Lifetime Hoan Corporation                       1,650                16,500
                                                                    ----------
                                                                        44,688
                                                                    ----------
Publishing - 2.5%
   Gibson Greetings*                               5,200               130,000
   The Topps Company*                             11,500                35,578
                                                                    ----------
                                                                       165,578
                                                                    ----------
Sports and Recreation - 3.9%
   Johnson Worldwide
   Associates Cl. A*                               1,500                18,937
   Lund International Holdings*                   11,600               131,950
   RockShox*                                      25,000               100,000
                                                                    ----------
                                                                       250,887
                                                                    ----------
                                                                       863,078
                                                                    ==========
Consumer Services -- 4.6%
Restaurants/Lodging - 1.7%
   Applebee's International                        5,000               111,875
                                                                    ----------
Retail - 2.9%
   Catherines Stores Corporation*                  3,900                38,269
   Charming Shoppes*                              32,000               152,000
                                                                    ----------
                                                                       190,269
                                                                    ----------
                                                                       302,144
                                                                    ==========
Financial Intermediaries -- 10.5%
Insurance - 10.5%
   Capitol Transamerica Corporation                5,800               119,263
   The Commerce Group                              3,000               116,250
   LandAmerica Financial Group                     2,000               114,500
   Leucadia National Corporation                   1,000                33,062
   Medical Assurance*                              1,680                46,620
   Nobel Insurance Limited                         2,000                27,000
   Pennsylvania Manufacturers
     Corporation Cl. A                             4,900               112,700
   Zenith National Insurance                       4,000               112,750
                                                                    ----------
                                                                       682,145
                                                                    ==========

                                                   SHARES              VALUE
                                                   ------              -----
Financial Services -- 3.6%
Insurance Brokers - 3.3%
   Arthur J. Gallagher & Co.                       2,000            $   89,500
   Willis Corroon Group ADR+                      10,000               125,625
                                                                    ----------
                                                                       215,125
                                                                    ----------
Investment Management - 0.3%
   Phoenix Investment Partners                     2,000                17,375
                                                                    ----------
                                                                       232,500
                                                                    ==========
Health -- 2.0%
Commercial Service - 0.8%
   Young Innovations*                              3,500                53,812
                                                                    ----------
Drugs and Biotech - 1.2%
   BioReliance Corporation                         5,000                75,313
                                                                    ----------
                                                                       129,125
                                                                    ==========
Industrial Products -- 15.6%
Aerospace/Defense - 1.4%
   Woodward Governor Company                       3,000                92,625
                                                                    ----------
Construction Materials - 2.7%
   CalMat                                          4,000                88,000
   Florida Rock Industries                         3,000                87,562
                                                                    ----------
                                                                       175,562
                                                                    ----------
Machinery - 5.4%
   Lincoln Electric Holding Co.                   15,900               351,787
                                                                    ----------
Paper and Packaging - 2.2%
   PalEx*                                         15,000               142,500
                                                                    ----------
Specialty Chemicals and Materials - 0.8%
   Lilly Industries Cl. A                          2,600                56,225
                                                                    ----------
Textiles - 0.7%
   Unifi                                           1,300                44,525
                                                                    ----------
Other Industrial Products - 2.4%
   BHA Group Holdings                              3,443                56,809
   Modern Controls                                13,300                99,750
                                                                    ----------
                                                                       156,559
                                                                    ----------
                                                                     1,019,783
                                                                    ==========
Industrial Services -- 14.8%
Advertising - 1.8%
   True North Communications                       4,000               117,000
                                                                    ----------
Commercial Services - 1.8%
   BHI Corporation*                                3,000               118,500
                                                                    ----------
Engineering and Construction - 2.2%
   Insituform Technologies Cl. A*                  8,000               110,750
   Sevenson Environmental Services                 4,280                35,845
                                                                    ----------
                                                                       146,595
                                                                    ----------

26 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------
ROYCE GIFTSHARES FUND                                  JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                           SHARES     VALUE
                                           ------     -----
Industrial Services (continued)
Food/Tobacco Processors - 2.1%
   Midwest Grain Products*                3,300    $   47,850
   Standard Commercial
     Corporation*                         8,020        88,220
                                                   ----------
                                                      136,070
                                                   ----------
Printing - 1.5%
   New England Business Service           3,000        96,750
                                                   ----------
Transportation and Logistics - 5.4%
   Arnold Industries                      2,000        29,500
   Frozen Food Express Industries         5,500        54,312
   Kenan Transport Company                5,000       171,875
   Pittston BAX Group                     6,000        93,375
                                                   ----------
                                                      349,062
                                                   ----------
                                                      963,977
                                                   ==========
Natural Resources -- 5.1%
Oil and Gas - 5.1%
   Tom Brown*                             9,400       176,838
   Denbury Resources*                    12,000       156,750
                                                   ----------
                                                      333,588
                                                   ==========
Technology -- 17.2%
Distribution - 5.8%
   Perceptron*                            7,000        84,000
   Pioneer-Standard Electronics          10,000        96,250
   Richardson Electronics                14,600       197,100
                                                   ----------
                                                      377,350
                                                   ----------
Hardware - 3.4%
   Electroglas*                           8,000       104,500
   Exar Corporation*                      3,700        77,700
   Penn Engineering and
     Manufacturing                        1,500        37,500
                                                   ----------
                                                      219,700
                                                   ----------

                                           SHARES     VALUE
                                           ------     -----
Software/Services - 8.0%
   Kronos Incorporated*                   5,000    $  181,250
   MacNeal-Schwendler
     Corporation*                        10,000        98,125
   National Computer Systems              5,000       120,000
   Sybase*                               17,700       123,347
                                                   ----------
                                                      522,722
                                                   ----------
                                                    1,119,772
                                                   ==========
Miscellaneous -- 4.4%                                 289,364
                                                   ==========
TOTAL COMMON STOCKS
   (Cost $5,566,134)                                5,935,476
                                                   ==========
REPURCHASE AGREEMENT -- 15.3%
State Street Bank and Trust Company,
   5.15% dated 6/30/98, due 7/01/98,
   maturity value $1,000,143
   (collateralized by U.S. Treasury
   Notes, 6.125% due 12/31/01,
   valued at $1,021,331)
   (Cost $1,000,000)                                1,000,000
                                                   ==========
TOTAL INVESTMENTS -- 106.3%
   (Cost $6,566,134)                                6,935,476
LIABILITIES LESS CASH AND
 OTHER ASSETS -- (6.3)%                              (413,222)
                                                   ----------
NET ASSETS -- 100.0%                               $6,522,254
                                                   ==========

--------------------------------------------------------------------------------

* Non-income producing.

+ American Depository Receipt.

INCOME TAX INFORMATION: The cost of total investments for federal income tax purposes was $6,566,134. At June 30, 1998, net unrealized appreciation for all securities was $369,342, consisting of aggregate gross unrealized appreciation of $675,261 and aggregate gross unrealized depreciation of $305,919.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 27

STATEMENTS OF ASSETS AND LIABILITIES                   JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                                           Pennsylvania                          Royce
                                                                           Mutual Fund         PMF II       GiftShares Fund
                                                                           -----------         ------       ---------------
ASSETS:
Investments at value (identified cost $385,966,630, $25,576,179 and
 $5,566,134, respectively)                                                 $639,739,666      $27,206,035      $5,935,476
Repurchase agreements (at cost and value)                                    24,600,000        3,000,000       1,000,000
Cash                                                                              5,705           23,046           4,257
Collateral from brokers on securities loaned                                  7,677,700            --              --
Receivable for investments sold                                                 885,480          176,900           --
Receivable for capital shares sold                                            2,538,029          120,517          13,775
Receivable for dividends and interest                                           714,165           20,669           7,418
Prepaid expenses and other assets                                                38,408           18,239           9,996
------------------------------------------------------------------------------------------------------------------------
 Total Assets                                                               676,199,153       30,565,406       6,970,922
------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for collateral on securities loaned                                   7,677,700            --              --
Payable for investments purchased                                             1,485,280          354,724         435,569
Payable for capital shares redeemed                                             105,518           12,802           --
Payable for investment advisory fees                                            423,898           12,400             513
Accrued expenses                                                                189,114           21,609          12,586
------------------------------------------------------------------------------------------------------------------------
 Total Liabilities                                                            9,881,510          401,535         448,668
------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                $666,317,643      $30,163,871      $6,522,254
========================================================================================================================
ANALYSIS OF NET ASSETS:
Undistributed net investment income                                        $  1,736,073      $     2,266      $    1,022
Accumulated net realized gain on investments                                 50,652,635        2,515,443         568,494
Net unrealized appreciation on investments                                  253,773,036        1,629,856         369,342
Capital shares                                                                   78,412            4,734             834
Additional paid-in capital                                                  360,077,487       26,011,572       5,582,562
------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                $666,317,643      $30,163,871      $6,522,254
  Investment Class                                                         $509,136,047      $30,163,871      $5,847,711
  Consultant Class                                                         $157,181,596                       $  674,543
========================================================================================================================
SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
  Investment Class                                                           59,847,654        4,734,404         747,335
  Consultant Class                                                           18,564,091                           86,839
========================================================================================================================
NET ASSET VALUES (Net Assets [divided by] Shares Outstanding):
  Investment Class (offering and redemption price* per share)                     $8.51            $6.37           $7.82
  Consultant Class (offering price** per share)                                   $8.47                            $7.77
========================================================================================================================

 * Shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Fund.

** Redemption price per share is equal to NAV, less applicable deferred sales charge.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

28 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         ====================================
                                                               Pennsylvania Mutual Fund
                                                         ------------------------------------
                                                          Six months ended      Year ended
                                                            June 30, 1998      December 31,
                                                             (unaudited)           1997
                                                         ====================================
INVESTMENT OPERATIONS:
 Net investment income (loss)                              $   1,469,807     $     4,409,053
 Net realized gain on investments                             49,353,674          57,122,461
 Net change in unrealized appreciation on investments          6,524,261          59,891,240
--------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations        57,347,742         121,422,754
--------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income
  Investment Class                                                --              (3,514,299)
  Consultant Class                                                --                (658,502)
 Net realized gain on investments
  Investment Class                                                --             (57,918,964)
  Consultant Class                                                --             (17,311,988)
--------------------------------------------------------------------------------------------
 Total dividends and distributions                                --             (79,403,753)
--------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from shares sold
  Investment Class                                            55,690,494          60,713,483
  Consultant Class                                             2,471,317           1,297,520
 Value of shares issued in connection with the
  merger of Royce Value Fund
  Consultant Class                                                --             144,531,292
 Distributions reinvested
  Investment Class                                                --              55,324,790
  Consultant Class                                                --              17,180,389
 Cost of shares redeemed
  Investment Class                                           (98,912,080)       (108,160,769)
  Consultant Class                                            (9,863,196)        (10,190,290)
--------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets from
  capital share transactions                                 (50,613,465)        160,696,415
--------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                     6,734,277         202,715,416
NET ASSETS:
 Beginning of period                                         659,583,366         456,867,950
--------------------------------------------------------------------------------------------
 End of period (a)                                         $ 666,317,643     $   659,583,366
============================================================================================
CAPITAL SHARE TRANSACTIONS:
 Shares sold
  Investment Class                                             6,657,239           7,452,126
  Consultant Class                                               295,415             156,892
 Shares issued in connection with the
  merger of Royce Value Fund
  Consultant Class                                                --              18,295,100
 Shares issued for reinvestment of
  dividends and distributions
  Investment Class                                                --               7,101,539
  Consultant Class                                                --               2,205,442
 Shares redeemed
  Investment Class                                           (11,733,386)        (13,880,141)
  Consultant Class                                            (1,187,995)         (1,200,763)
--------------------------------------------------------------------------------------------
 Net increase (decrease) in shares outstanding                (5,968,727)         20,130,195
--------------------------------------------------------------------------------------------

                                                         ===================================================================
                                                                       PMF II                    Royce GiftShares Fund
                                                         ---------------------------------- --------------------------------
                                                          Six months ended     Year ended    Six months ended    Year ended
                                                            June 30, 1998     December 31,     June 30, 1998    December 31,
                                                             (unaudited)          1997          (unaudited)         1997
                                                         ===================================================================
INVESTMENT OPERATIONS:
 Net investment income (loss)                               $      2,266     $    245,395       $    1,022      $   (6,040)
 Net realized gain on investments                              1,937,232        1,811,059          556,908         192,176
 Net change in unrealized appreciation on investments           (486,066)       1,644,420           70,917         221,469
--------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations         1,453,432        3,700,874          628,847         407,605
--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS:
 Net investment income
  Investment Class                                                --             (271,235)          --              --
  Consultant Class                                                                                  --              --
 Net realized gain on investments
  Investment Class                                                --           (1,220,556)          --            (184,608)
  Consultant Class                                                                                  --              (3,935)
--------------------------------------------------------------------------------------------------------------------------
 Total dividends and distributions                                --           (1,491,791)          --            (188,543)
--------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from shares sold
  Investment Class                                             7,992,679        3,475,010        1,679,997       2,172,160
  Consultant Class                                                                                 505,361         105,710
 Value of shares issued in connection with the
  merger of Royce Value Fund
  Consultant Class
 Distributions reinvested
  Investment Class                                                --            1,388,651           --             184,794
  Consultant Class                                                                                  --               3,935
 Cost of shares redeemed
  Investment Class                                            (1,525,740)      (2,686,425)         (13,114)        (27,676)
  Consultant Class                                                                                  --                (411)
--------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets from
  capital share transactions                                   6,466,939        2,177,236        2,172,244       2,438,512
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                     7,920,371        4,386,319        2,801,091       2,657,574
NET ASSETS:
 Beginning of period                                          22,243,500       17,857,181        3,721,163       1,063,589
--------------------------------------------------------------------------------------------------------------------------
 End of period (a)                                          $ 30,163,871     $ 22,243,500       $6,522,254      $3,721,163
==========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
 Shares sold
  Investment Class                                             1,220,150          603,433          225,672         317,894
  Consultant Class                                                                                  71,272          15,046
 Shares issued in connection with the
  merger of Royce Value Fund
  Consultant Class
 Shares issued for reinvestment of
  dividends and distributions
  Investment Class                                                --              232,216           --              27,216
  Consultant Class                                                                                  --                 581
 Shares redeemed
  Investment Class                                              (244,303)        (470,991)          (1,634)         (4,318)
  Consultant Class                                                                                  --                 (60)
--------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in shares outstanding                   975,847          364,658          295,310         356,359
--------------------------------------------------------------------------------------------------------------------------

(a) Includes undistributed net investment income of $1,736,073, $2,266 and $1,022 in 1998 and $266,266, $0 and $0 in 1997 for Pennsylvania Mutual Fund, PMF II and Royce GiftShares Fund, respectively.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 29

STATEMENTS OF OPERATIONS              SIX MONTHS ENDED JUNE 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                           Pennsylvania                        Royce
                                                            Mutual Fund      PMF II       GiftShares Fund
                                                           ------------      ------       ---------------
INVESTMENT INCOME:
Income:
  Dividends                                                $ 4,434,268    $  126,741        $  24,998
  Interest                                                     977,756        37,369           18,581
-----------------------------------------------------------------------------------------------------
   Total Income                                              5,412,024       164,110           43,579
-----------------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                   2,609,348       129,455           27,024
  Distribution fees                                            779,783         --               8,479
  Shareholder servicing fees                                   179,445         8,477           10,487
  Administrative and office facilities expenses                168,432         5,803              996
  Postage expenses                                             109,341         8,223            6,207
  Custodian fees                                                73,141        19,316            6,097
  Audit fees                                                    37,229         6,135            6,535
  Trustees' fees                                                35,778         1,323              299
  Registration fees                                             19,019         6,712            8,087
  Legal fees                                                    13,596           626              225
  Other expenses                                               112,050         7,299            4,512
-----------------------------------------------------------------------------------------------------
   Total Expenses                                            4,137,162       193,369           78,948
   Fees Waived by Investment Adviser and Distributor          (194,945)      (31,525)         (29,515)
   Expenses Reimbursed by Investment Adviser                     --            --              (6,876)
-----------------------------------------------------------------------------------------------------
   Net Expenses                                              3,942,217       161,844           42,557
-----------------------------------------------------------------------------------------------------
   Net Investment Income                                     1,469,807         2,266            1,022
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                           49,353,674     1,937,232          556,908
 Net change in unrealized appreciation on investments        6,524,261      (486,066)          70,917
-----------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments            55,877,935     1,451,166          627,825
-----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS      $57,347,742    $1,453,432        $ 628,847
=====================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

             NET ASSET VALUE,   NET INVESTMENT      NET REALIZED AND      DIVIDENDS FROM
                 BEGINNING          INCOME       UNREALIZED GAIN (LOSS)   NET INVESTMENT
                 OF PERIOD          (LOSS)           ON INVESTMENTS           INCOME
             ---------------------------------------------------------------------------
 PENNSYLVANIA MUTUAL FUND -- INVESTMENT CLASS (a)
++    1998       $7.82             $0.03                $0.66               $ --
      1997        7.11              0.07                 1.70                (0.06)
      1996        7.71              0.11                 0.84                (0.11)
      1995        7.41              0.11                 1.27                (0.11)
      1994        8.31              0.12                (0.18)               (0.11)
      1993        8.00              0.11                 0.79                (0.11)

 PENNSYLVANIA MUTUAL FUND -- CONSULTANT CLASS (b)
++    1998       $7.81            ($0.01)               $0.67               $ --
      1997        7.90              0.02                 0.93                (0.04)

 PMF II (c)
++    1998       $5.92             $ --                 $0.45               $ --
      1997        5.26              0.07                 1.03                (0.08)
      1996        5.00               --                  0.26                 --

 ROYCE GIFTSHARES FUND -- INVESTMENT CLASS (d)
++    1998       $6.91             $ --                 $0.91               $ --
      1997        5.83             (0.01)                1.52                 --
      1996        5.01               --                  1.27                 --
      1995        5.00               --                  0.01                 --

 ROYCE GIFTSHARES FUND -- CONSULTANT CLASS (e)
++    1998       $6.88            ($0.02)               $0.91               $ --
      1997        7.21             (0.01)                0.11                 --
----------------------------------------------------------------------------------------

                                                                      RATIO OF       RATIO OF NET                   AVERAGE
      DISTRIBUTIONS FROM    NET ASSET                 NET ASSETS,     EXPENSES        INVESTMENT       PORTFOLIO   COMMISSION
       NET REALIZED GAIN   VALUE, END     TOTAL      END OF PERIOD   TO AVERAGE    INCOME (LOSS) TO     TURNOVER      RATE
        ON INVESTMENTS      OF PERIOD     RETURN    (IN THOUSANDS)   NET ASSETS   AVERAGE NET ASSETS      RATE       PAID+
     ------------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA MUTUAL FUND -- INVESTMENT CLASS (a)
++          $ --           $8.51           8.8%      $  509,136        1.00%*           0.61%*           11%     $0.0653
            (1.00)           7.82          25.0%         507,635        1.05%            0.88%            18%      0.0629
            (1.44)           7.11          12.8%         456,868        0.99%            1.05%            29%      0.0588
            (0.97)           7.71          18.7%         630,119        0.98%            1.18%            10%        --
            (0.73)           7.41          (0.7)%        771,417        0.98%            1.33%            17%        --
            (0.48)           8.31          11.3%       1,022,161        0.98%            1.23%            24%        --

 PENNSYLVANIA MUTUAL FUND -- CONSULTANT CLASS (b)
++          $ --            $8.47           8.5%      $  157,182        1.74%*          (0.13)%*          11%     $0.0653
            (1.00)           7.81          12.0%         151,948        1.65%*           0.29%*           18%      0.0629

 PMF II (c)
++          $ --            $6.37           7.6%      $   30,164        1.25%*           0.02%*           46%     $0.0575
            (0.36)           5.92          20.8%          22,244        0.99%            1.23%            77%      0.0564
              --             5.26           5.2%          17,857        0.97%*           0.83%*            1%      0.0586

 ROYCE GIFTSHARES FUND -- INVESTMENT CLASS (d)
++          $ --            $7.82          13.2%      $    5,848        1.49%*           0.11%*           53%     $0.0640
            (0.43)           6.91          26.0%           3,614        1.49%           (0.32)%           64%      0.0558
            (0.45)           5.83          25.6%           1,064        1.49%           (0.05)%           93%      0.0566
              --             5.01           0.2%             502        0.70%*           0.00%*            0%        --

 ROYCE GIFTSHARES FUND -- CONSULTANT CLASS (e)
++          $ --            $7.77          12.9%      $      675        2.49%*          (0.76)%*          53%     $0.0640
            (0.43)           6.88           1.5%             107        2.49%*          (1.35)%*          64%      0.0558
     ------------------------------------------------------------------------------------------------------------------------

(a) Expense ratios are shown after fee waivers by the investment adviser. For the years ended December 31, 1996 and 1995, the expense ratios before the waivers would have been 1.03% and .99%, respectively.

(b) Expense ratios are shown after fee waivers by the distributor. For the periods ended June 30, 1998 and December 31, 1997, the expense ratios before the waivers would have been 1.99% and 2.00%, respectively. The Class commenced operations on June 18, 1997.

(c) Expense ratios are shown after fee waivers by the investment adviser. For the periods ended June 30, 1998, December 31, 1997 and 1996, the expense ratios before the waivers would have been 1.49%, 1.56% and 1.97%, respectively. The Fund commenced operations on November 19, 1996.

(d) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser and distributor. For the periods ended June 30, 1998, December 31, 1997, 1996 and 1995, the expense ratios before the waivers and reimbursements would have been 2.60%, 3.82%, 6.53% and 1.95%, respectively. The Fund commenced operations on December 27, 1995.

(e) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended June 30, 1998 and December 31, 1997, the expense ratios before the waivers and reimbursements would have been 6.34% and 30.28%, respectively. The Class commenced operations on September 26, 1997. Total returns do not deduct contingent deferred sales charges.

 *  Annualized.

 + Beginning in 1996, funds are required to disclose average commission rates paid per share for purchases and sales of investments.

++  Six months ended June 30, 1998 (unaudited).

30 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:

       Pennsylvania Mutual Fund, PMF II and Royce GiftShares Fund (the "Fund" or "Funds") are three series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. PMF II and Royce GiftShares Fund -- Investment Class commenced operations on November 19, 1996 and December 27, 1995, respectively. The Consultant Classes of Pennsylvania Mutual Fund and Royce GiftShares Fund commenced operations on June 18, 1997 and September 26, 1997, respectively.

       Classes of shares have equal rights as to earnings and assets, except that each class may bear different net distribution and shareholder servicing fees, certain other expenses and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of investments:

       Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

  Investment transactions and related investment income:

       Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

  Expenses:

       The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund's operations, while expenses applicable to one or more Royce Funds are allocated in an equitable manner. Allocated personnel costs of employees of The Royce Funds are included in administrative and office facilities expenses.

  Taxes:

       As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information".

  Distributions:

       Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributable in the following year.

  Repurchase agreements:

       The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

  Security lending:

       Pennsylvania Mutual Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for Pennsylvania Mutual Fund is accepted in cash and is invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

                                    THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998 | 31

--------------------------------------------------------------------------------

Investment Adviser and Distributor:

       Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive management fees which are computed daily and payable monthly. For the six months ended June 30, 1998, Pennsylvania Mutual Fund, PMF II and Royce GiftShares Fund recorded advisory fees of $2,609,348, $97,930 (net of voluntary waivers of $31,525) and $3,690
  (net of voluntary waivers of $23,334), respectively. The agreements provide for advisory fees for Pennsylvania Mutual Fund equal to 1.0% per annum of the first $50 million of the Fund's average net assets, 0.875% per annum of the next $50 million of such net assets and 0.75% per annum of additional amounts of average net assets, and for PMF II and Royce GiftShares Fund 1.0% per annum of average net assets.

       Royce Fund Services, Inc. ("RFS"), the distributor of the Trust's shares, is an affiliate of Royce. For the six months ended June 30, 1998, RFS received 12b-1 distribution fees of $584,838 (net of voluntary waivers of $194,945) and $2,298 from the Consultant Classes of Pennsylvania Mutual Fund and Royce GiftShares Fund, respectively. RFS voluntarily waived the distribution fees of $6,181 from the Investment Class of Royce GiftShares Fund. The distribution agreement provides for maximum fees of 1.0% per annum of each Fund's Consultant Class average net assets and 0.25% per annum of Royce GiftShares Fund -- Investment Class' average net assets.

Purchases and Sales of Investment Securities:

       For the six months ended June 30, 1998, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

====================================================================================
                 Pennsylvania Mutual Fund        PMF II        Royce GiftShares Fund
                --------------------------   --------------   ----------------------
  Purchases            $ 67,780,625           $15,754,714           $4,923,627
------------------------------------------------------------------------------
  Sales                $108,328,848           $11,010,638           $2,344,075
====================================================================================

Transactions in Affiliated Companies:

       An "Affiliated Company", as defined in the Investment Company Act of 1940, is a company in which a Fund owns at least 5% of the company's outstanding voting securities. Pennsylvania Mutual Fund effected the following transactions in shares of such companies for the six months ended June 30, 1998.


================================================================================
                     Purchases             Sales
  Affiliated     -----------------   -----------------     Realized     Dividend
    Company       Shares     Cost     Shares     Cost     Gain/Loss      Income
--------------   --------   ------   --------   ------   -----------   ---------
Preformed
Line Products
Company            --        --        --        --          --         $52,191

Sevenson
Environmental
Services           --        --        --        --          --         $20,622
================================================================================

Merger Information:

       On June 17, 1997, Pennsylvania Mutual Fund acquired all of the assets and assumed all of the liabilities of Royce Value Fund. Based on the opinion of Fund counsel, the acquisition, which was approved by the shareholders of Royce Value Fund on May 28, 1997, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Value Fund's net assets, including $40,233,294 of unrealized appreciation, were combined with Pennsylvania Mutual Fund for total net assets after the acquisition of $604,764,550. Costs associated with the acquisition were borne by the Investment Adviser.


32 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 1998

POSTSCRIPT
--------------------------------------------------------------------------------

[graphic: montage: Wall Street street sign, stock certificates, Stock Market building front, people working the stock market floor]

[page background image: man shooting a basketball]

HANG TIME

By now, the sight has grown familiar to all of us. A man with a basketball launches himself off the hardwood into the air from what looks like an absurdly early spot at the very top -- the very tip -- of the key. Moving gracefully and effortlessly skyward, he displays an uncanny ability to evade any defender in his path. The bodies of opponents gyrate at awkward angles, bobbing up and down in a futile effort to stop him -- they do not even slow him down. As he cruises toward the basket, there typically remains one hardy soul who will attempt to forestall the inevitable. Yet this defender is also left confounded and frustrated. Taking evasive action, the man shifts the ball from his left hand to his right, now back again to his left, as the last defender plummets earthward, landing on the court, able only to gaze upward and watch enviously as the man dunks the ball with an elegance that a dunk is not supposed to possess. Michael Jordan has done it again.

     Jordan's aerial exploits have become the stuff of legend because of moments such as this. With what looks like a casual disregard for the laws of gravity, he has risen to be not only the greatest athlete of his time and the greatest basketball player in the history of the game, but arguably the most famous human being on the face of the earth. Basketball writers looking for a way to do justice to his airness' high-flying feats have contributed a new phrase to our collective lexicon, used to describe anything that lingers longer in the air than physics or common sense would seem to allow -- Hang Time.

     In our view, the stock market of the past four years is best characterized as Jordanesque in the ability of a different sort of rampaging bull to remain at lofty levels longer than any rational explanation would seem capable of justifying. The prognosticators who have explained exactly why the Dow had reached a peak at (take your pick) 7000, 8000 or 9000 have subsequently felt like the multitude of sports writers who have prematurely predicted Jordan's retirement. This explains why we like to avoid prognostication and instead save our energy for the real game -- striving to build wealth for our shareholders. The fundamentals of our small-cap value style -- finding attractively priced companies with solid financials -- are the equivalent of good shot selection and tough defense.

     The market's remarkable hang time, like Jordan's, while enabling it to fly to unparalleled heights for unequaled lengths of time, also makes it the exception that proves the rule. Most would agree that Jordan is one of a kind, and we feel much the same way about the recent run of the market. We should all enjoy the good times while we can, without losing sight of the fact that, sooner or later, all good things come to an end. Someday, and the day is not far off, Michael will be more concerned about a tee time than a tip-off, having returned the game to mere mortals. We believe that the market, too, will return to more historical levels of performance and volatility, and when it does, we will be where we have always been, playing the game with a solid fundamental approach.

[sidebar]

The market's remarkable hang time, like Jordan's, while enabling it to fly to unparalleled heights for unequaled lengths of time, also makes it the exception that proves the rule. Most would agree that Jordan is one of a kind, and we feel much the same way about the recent run of the market.

[end sidebar]

                                      THE
                                     ROYCE
                                     FUNDS

                   ONE OF THE INDUSTRY'S MOST EXPERIENCED AND
                 HIGHLY-RESPECTED SMALL COMPANY VALUE MANAGERS

Charles M. Royce, who has been our primary portfolio manager since 1973, enjoys one of the longest tenures of any active mutual fund manager. Today, with $3 billion in total assets under management, Royce & Associates, Inc. remains an independent firm committed to the same principles that have served us well for 25 years.

                          MULTIPLE FUNDS, COMMON FOCUS

Over the years, we have chosen to concentrate on small company value investing. Chuck Royce and his team provide investors with a range of funds that take full advantage of the large and diverse small-cap sector. Our goal is to offer both individual and institutional investors the best available small-cap value portfolios by providing above-average full market cycle total returns with below-average risk.

                REALISTIC EXPECTATIONS AND CONSISTENT DISCIPLINE

Royce Premier Fund, Royce Total Return Fund and Pennsylvania Mutual Fund have been among the "lowest risk" small-cap equity funds available. We cultivated our approach by paying close attention to risk and by always maintaining the same discipline, regardless of market movements and trends.

                             CO-OWNERSHIP OF FUNDS

As part of this commitment, it is important that our employees and shareholders share a common financial goal; our principals, employees and their affiliates currently have more than $40 million invested in The Royce Funds.

                VALUE INVESTING IN SMALL COMPANIES FOR 25 YEARS

THE ROYCE FUNDS                         ADVISOR SERVICES
1414 Avenue of the Americas             For Fund Materials, Performance Updates,
New York, NY 10019                      Transactions or Account Inquiries
                                        (800) 33-ROYCE (337-6923)
GENERAL INFORMATION
Additional Report Copies                AUTOMATED TELEPHONE SERVICES
and Prospectus Inquiries                (800) 78-ROYCE  (787-6923)
(800) 221-4268
                                        E-mail: funds@roycenet.com

SHAREHOLDER SERVICES                    Web address: www.roycefunds.com
(800) 841-1180

 This report must be accompanied or preceded by a current prospectus for one or more of the Funds. Please read the prospectus carefully before investing or sending money.